[FIRST FUNDS LOGO]

DISCIPLINE, CONSISTENCY, PATIENCE(R)



[GRAPHIC]



ANNUAL REPORT
JUNE 30, 2002

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS:

Without question, the past 12 months have been challenging for most investors. During the second half of 2001, global and political issues dominated investor sentiment on Wall Street unlike any other time in recent history. Then, beginning in 2002, SEC investigations, financial restatements, and improper accounting generated increased volatility with stock prices and corporate bond securities alike.

On the equity side, several major indexes closed the period at the Sept. 11 lows. Through June 30, 2002, the S&P 500 Index lost 17.99%, while the NASDAQ Composite declined 32%. To date, this marks the third losing year in a row for many U.S. equities - a blow that investors haven't suffered since the start of World War II. Yet, on a positive note, these declines may mean that, after years of over-inflated prices during the booming 1990s, stocks have returned to being fairly valued.

With the drama surrounding the equity market during the past 12 months, the significant rally in the bond market has largely gone unheralded. Yields especially dropped during the fourth quarter, causing the face value of most bonds and other interest- and dividend-bearing securities to rise. In the last quarter government bonds produced the best returns among the taxable bond categories as investors paid a premium for quality and security. Meanwhile, municipal funds also finished strong, as some categories outperformed their taxable counterparts on a pre-tax basis.

Current economic data suggests a recovery is well underway, and is being driven by slowly increasing business investment, stimulative government fiscal policy and sustained consumer spending. The Federal Reserve (the Fed) has continued to keep interest rates historically low, which should help foster economic growth. Additionally, in an effort to restore investor confidence, a corporate corruption bill was signed into law in July to prevent corporate fraud and provide stiffer penalties for executives who commit such crimes.

First Funds Bond, Tennessee Tax-Free and Intermediate Bond Portfolios continued to attract investors seeking refuge from the perceived higher risks of stocks. Those funds had positive returns for the period. Like the broader market, the First Funds Growth & Income and Capital Appreciation Portfolios had negative returns over the past twelve months. For details, please see their respective financial highlights in this report.

As we move forward, we continue to believe that the long-held basics of our investment strategy - discipline, consistency, and patience - should benefit shareholders during a variety of market conditions. In addition to our investment approach, we also continue to believe in our portfolio managers and their abilities to discern fact from fiction and to reach thoughtful conclusions about the securities in which to invest.

During the past 12 months, First Funds' portfolio managers have gained attention in a variety of national and regional publications. Growth & Income Portfolio Managers Edward Goldstein and/or David Thompson were profiled in the NEW YORK TIMES (Sept. 9, 2001), BLOOMBERG PERSONAL FINANCE (December 2001), BLOOMBERG WEALTH MANAGER (February 2002), ADVISER NEWS, a TD Waterhouse publication (February 2002) and Bottom Line Personal (March 15, 2002).

In addition, Intermediate Bond and Tennessee Tax-Free Portfolio Manager Ralph Herbert was quoted in MEMPHIS DAILY, TRI CITIES BUSINESS JOURNAL, MEMPHIS BUSINESS JOURNAL and a variety of other regional publications during the past four quarters.

In turbulent economic times, we know it can be tempting to jump to the sidelines and wait for things to settle down. Yet, history tells us that this is when resolve of discipline, consistency and patience is the prudent approach. Asset allocation and identifying appropriate investments with respect to your goals can help set the stage for smart investing. The past twelve months again shows us that as economic turmoil exists and the stock market falls, fixed income investments can perform well and thus belong in most porfolios. History has also taught us that the best way for investors to ride out volatility, whether in a one-day spike or full bear market, is to stick to a planned course of action that is void of decisions based on emotions. To determine and monitor that planned course of action based on your risk tolerance and goals, please see an investment professional.

As we endure future uncertainty and potential volatility, we take solace in remembering a big-picture perspective about the current market. The United States has been in and out of bear markets before, and has a perfect record of rebounding from the most difficult times.

Historically, in the 12-month periods following bear markets, stocks (as measured by the S&P 500) have rebounded with double-digit returns. In the future, there is little reason to believe that a stock market recovery will not happen as well.

HISTORICAL PERSPECTIVE: THE S&P 500 REBOUNDS
---------------------------------------------------------------------------------------------------------------------------
                                                              S&P 500                       FOLLOWING 12-MONTH
BEAR MARKET PERIOD                                              LOSS                     RETURN AFTER BEAR PERIOD
---------------------------------------------------------------------------------------------------------------------------
Jan. 1962 - July 1962 (6 months)                               -22.21%                             31.00%
Jan. 1969 - July 1970 (18 months)                              -26.29%                             41.88%
Oct. 1973 - Oct. 1974 (12 months)                              -38.99%                             38.13%
Sept. 1987 - Jan. 1988 (3 months)                              -22.53%                             16.61%
June 1990 - Sept. 1990 (3 months)                              -13.74%                             31.17%
April 2000 - June 2002  (26 months)                            -33.95%                      Yet to be determined

Past performance doesn't predict future results. You cannot invest directly in the S&P 500 Index.

Regardless of what happens, we continue to believe that our portfolio managers see through the market noise, focus on the facts and find securities that may deliver superior results to our shareholders.

Additionally, keep in mind that we constantly review the actions of our portfolio managers to make sure they stay on track with the objectives stated within our prospectuses. When you invest in First Funds, you can trust that your assets are being put to work in the manner described in our financial documents.

Your assets are important to us, and we look forward to continuing to help you reach your financial goals.

Sincerely,

/s/ Richard Rantzow

Richard C. Rantzow
Chairman, Board of Trustees

[SIDENOTE]

FIRST FUNDS

-    Are NOT insured by the FDIC or any other governmental agency.

- Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

- Involve investment risks, including the possible loss of the principal amount invested.

- Although the MoneyMarket Portfolios seek to preserve the value of your invest- ment at $1.00 per share, it is possible to lose money by investing in the portfolios.

FIRST FUNDS GROWTH & INCOME PORTFOLIO

[PHOTO OF EDWARD GOLDSTEIN AND DAVID THOMPSON]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

Mr. Goldstein is executive vice president of Memphis, Tennessee-based Highland Capital Management Corp., sub-adviser to the Portfolio. After graduating from Boston University in 1971, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Company in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been a portfolio manager for the Portfolio since 1994.

Mr. Thompson is senior vice president with Highland Capital Management Corp. and is a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.

YEAR IN REVIEW

MARKET REVIEW

The preceding 12 months have demonstrated how painful a true bear market can be to investors. The S&P 500 Index lost 17.99%, the NASDAQ Composite dropped 32%, and the First Funds Growth & Income Portfolio Class I declined 21.5% for the 12 months ended June 30, 2002. The events of Sept. 11, an already weakened economy, and a loss of trust in reported financial statements and corporate management worked in combination to fuel the stock market declines.

In the first quarter of 2002, the economy grew at a rate of 6.1%, and while the second quarter growth rate may not be as impressive, the economy nonetheless continues to move ahead. The Federal Reserve (the Fed) also currently remains in a neutral stance in an effort to expedite the recovery.

Inflation continues to remain at bay, and while a weakening dollar could at some point provide upward inflationary pressure, the near-term benefit of a weaker dollar may bring better sales for U.S. multinationals. Although unemployment has crept up to 5.9%, we believe it is probably near its peak.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.

                GROWTH & INCOME PORTFOLIO (CLASS I)        S&P 500

8/2/1993                       750,000                      750,000
                               780,000                      774,750
                               776,256                      768,784
                               783,786                      784,698
                               783,786                      777,244
                               804,164                      786,648
                               839,789                      813,394
                               824,588                      791,351
                               797,130                      756,848
                               810,123                      766,536
                               823,085                      779,107
6/30/1994                      805,553                      760,019
                               830,042                      784,948
                               872,208                      817,131
                               854,589                      797,111
                               867,408                      815,046
                               835,314                      785,378
                               846,591                      797,002
                               872,497                      817,644
                               896,839                      849,532
                               922,040                      874,594
                               945,645                      900,394
                               974,203                      936,410
6/30/1995                    1,000,409                      958,134
                             1,036,424                      989,945
                             1,036,424                      992,419
                             1,052,074                    1,034,300
                             1,033,978                    1,030,576
                             1,080,094                    1,075,818
                             1,096,403                    1,096,582
                             1,140,807                    1,133,865
                             1,158,262                    1,144,410
                             1,190,577                    1,155,397
                             1,202,840                    1,172,381
                             1,237,723                    1,202,628
6/30/1996                    1,235,990                    1,207,198
                             1,187,910                    1,153,840
                             1,216,776                    1,178,186
                             1,272,991                    1,244,518
                             1,307,234                    1,278,867
                             1,400,440                    1,375,549
                             1,380,694                    1,348,313
                             1,467,264                    1,432,583
                             1,454,205                    1,443,757
                             1,424,394                    1,384,419
                             1,467,268                    1,467,068
                             1,555,891                    1,556,413
6/30/1997                    1,592,299                    1,626,140
                             1,728,759                    1,755,581
                             1,669,808                    1,657,268
                             1,786,027                    1,748,087
                             1,742,805                    1,689,701
                             1,834,825                    1,767,934
                             1,879,778                    1,798,342
                             1,895,380                    1,818,304
                             2,007,587                    1,949,404
                             2,117,000                    2,049,213
                             2,114,037                    2,069,910
                             2,053,364                    2,034,308
6/30/1998                    2,110,242                    2,116,901
                             2,069,092                    2,094,250
                             1,783,971                    1,791,421
                             1,913,309                    1,906,251
                             2,065,226                    2,061,230
                             2,179,020                    2,186,140
                             2,307,582                    2,312,062
                             2,384,194                    2,409,399
                             2,385,148                    2,334,226
                             2,465,766                    2,427,595
                             2,536,533                    2,521,543
                             2,522,328                    2,462,035
6/30/1999                    2,652,481                    2,598,678
                             2,612,959                    2,517,599
                             2,557,303                    2,505,011
                             2,552,444                    2,436,374
                             2,770,167                    2,590,596
                             2,765,181                    2,643,185
                             2,823,250                    2,798,869
                             2,748,567                    2,658,366
                             2,659,173                    2,608,123
                             2,905,854                    2,863,197
                             2,835,670                    2,777,015
                             2,894,534                    2,720,086
6/30/2000                    2,868,500                    2,787,272
                             2,854,911                    2,743,791
                             3,012,322                    2,914,180
                             3,012,314                    2,760,311
                             3,143,728                    2,748,718
                             3,031,573                    2,532,119
                             3,124,147                    2,544,526
                             3,109,834                    2,634,857
                             2,961,499                    2,394,558
                             2,784,548                    2,242,983
                             2,905,615                    2,417,262
                             2,936,858                    2,433,458
6/30/2001                    2,848,322                    2,374,325
                             2,822,274                    2,351,057
                             2,675,104                    2,203,880
                             2,518,894                    2,026,027
                             2,554,114                    2,064,724
                             2,724,997                    2,223,089
                             2,739,520                    2,242,652
                             2,739,520                    2,242,650
                             2,637,530                    2,209,910
                             2,545,454                    2,167,258
                             2,641,782                    2,248,747
                             2,471,710                    2,112,473
                             2,439,113                    2,096,840
6/30/2002                    2,235,043                    1,947,545

Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

The Portfolio is currently over-weighted in the financial and technology groups. We continue to believe that financial stocks may perform well relative to the market as interest rates remain low and credit quality improves along with the economy. On the technology front, we think an increase in corporate spending will disproportionately benefit the tech group, as they have suffered the most from the decline in spending by corporate America. Cost structures among technology companies are now lean and a pickup in spending may result in strong earnings leverage.

The primary risk with our assumption about technology is that spending could be delayed by a few more quarters if sour stock markets continue to dent consumer confidence and soften retail sales. These factors would ultimately impact the spending budgets of U.S. corporations. While this is a possibility, we believe that if the consumer can continue to spend, the current low inventory to sales ratio should result in improving corporate profits.

We expect the Fed to stay on the sidelines throughout the balance of this year. However, if the economy does continue to grow at a rate deemed necessary to warrant rate increases prior to year-end, we anticipate the increases to be minimal and that financial stocks may continue to do well regardless.

CURRENT STRATEGY AND OUTLOOK

Going forward, the most important driver behind current stock prices will be corporate earnings, which we forecast to improve in the second half of 2002. This earnings improvement could lay the foundation for a stronger market in 2003.

We also believe that more transparent financial reporting and better oversight of the accounting community will be beneficial. This combined with stiffer civil and criminal penalties for offending corporate executives, may help result in cleaner financials and restored investor confidence to the stock and bond markets. As we place these and other economic issues behind us, improving market fundamentals may once again move to the forefront, and the stock market may begin to value companies based on their abilities to grow future earnings.

[CHART]

INVESTMENT PROFILE AS OF JUNE 30, 2002


UTILITIES                             2.4%
TELECOMMUNICATIONS                    3.3%
MONEY MARKET MUTUAL FUNDS             4.0%
INDUSTRIALS                           4.4%
CONSUMER STAPLES                      7.7%
CONSUMER DISCRETIONARY               11.2%
HEALTHCARE                           14.7%
INFORMATION TECHNOLOGY               18.2%
FINANCIALS                           34.1%

FINANCIALS BREAKDOWN
     Diversified Financials          14.5%
     Insurance                       11.5%
     Banks                            8.1%

               CUMULATIVE                      AVERAGE ANNUAL
              TOTAL RETURN*                     TOTAL RETURN*
                 SINCE                                             SINCE
               INCEPTION        1 YEAR            5 YEAR         INCEPTION
CLASS I         198.00%         (21.53)%           7.02%          13.03%
CLASS II        175.85%         (26.22)%           5.46%          12.05%
CLASS III       171.14%         (23.15)%           5.90%          11.84%
CLASS IV        170.63%         (26.27)%           5.54%          11.81%
S&P 500         159.67%         (17.99)%           3.66%          11.30%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT, AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 8/2/1993. ON 12/9/1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A ..75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO 12/9/1993 FOR CLASS III SHARES IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN (22.38)% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON 12/20/1995, WHICH INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 5.75% INITIAL SALES CHARGE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE. THE PORTFOLIO COMMENCED SALES OF CLASS IV SHARES ON 8/3/1999. THESE SHARES INCLUDE A 1.00% DISTRIBUTION FEE. PERFORMANCE INFORMATION FOR CLASS IV SHARES PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS III AND CLASS I PERFORMANCE DATA. CLASS IV PERFORMANCE SHOWN IS NET OF CDSC. CLASS IV SHARES OF THE PORTFOLIO ARE SUBJECT TO A 5.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS.

FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO

CAPITAL APPRECIATION PORTFOLIO MANAGERS
GERALD S. FREY, MARSHALL T. BASSETT AND JOHN A. HEFFERN

[PHOTO OF GERALD S. FREY]
[PHOTO OF MARSHALL T. BASSETT]
[PHOTO OF JOHN A. HEFFERN]

Mr. Frey is managing director/chief investment officer, growthequities of Delaware Management Company. Mr. Frey has 21 years of experience in the money management business and holds a bachelor's degree in economics from Bloomsburg University and attended Wilkes College and New York University.

Mr. Bassett is vice president/portfolio manager of Delaware Management Company and joined the company in 1997. Mr. Bassett received his bachelor's degree and MBA from Duke University.

Mr. Heffern is vice president/portfolio manager of Delaware Management Company and joined the company in 1997. Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill.

YEAR IN REVIEW

MARKET REVIEW

The equity markets experienced substantial volatility over the past 12 months, as investors looked for signs of improvement in the overall macroeconomic environment. The Sept. 11 events and fears of subsequent terrorist attacks as well as concerns about the quality of accounting statements that arose from the troubles of Enron, Worldcom and others played significant roles in impacting the market. Growth stocks in particular were hard hit, with the NASDAQ declining more than 30% during the period.

[CHART]


COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2000 GROWTH INDEX.

                 CAPITAL APPRECIATION PORTFOLIO (CLASS I)      RUSSELL 2000 GROWTH INDEX
                                  $750,000                               $750,000
9/2/1997                          $788,250                               $809,850
                                  $728,974                               $761,259
                                  $720,007                               $743,141
                                  $742,543                               $743,587
                                  $745,514                               $733,697
                                  $816,785                               $798,483
                                  $861,790                               $832,019
                                  $863,255                               $837,094
                                  $808,524                               $776,238
6/30/1998                         $805,533                               $784,155
                                  $750,032                               $718,678
                                  $597,025                               $552,807
                                  $611,294                               $608,862
                                  $657,813                               $640,645
                                  $694,585                               $690,359
                                  $754,389                               $752,836
                                  $728,212                               $786,714
                                  $670,537                               $714,729
                                  $691,324                               $740,174
                                  $722,088                               $805,531
                                  $750,538                               $806,820
6/30/1999                         $789,791                               $849,339
                                  $772,100                               $823,095
                                  $748,242                               $792,311
                                  $745,923                               $807,603
                                  $762,855                               $828,277
                                  $831,283                               $915,826
                                  $964,288                             $1,077,286
                                  $947,371                             $1,067,267
                                $1,184,214                             $1,315,621
                                $1,224,200                             $1,177,349
                                $1,116,544                             $1,058,437
                                $1,008,889                               $965,718
6/30/2000                       $1,112,700                             $1,090,488
                                $1,114,238                               $997,033
                                $1,189,597                             $1,101,921
                                $1,181,138                             $1,047,156
                                $1,122,696                               $962,127
                                  $971,978                               $787,405
                                $1,059,562                               $835,594
                                $1,055,590                               $903,193
                                  $925,503                               $779,365
                                  $831,165                               $708,521
                                  $897,698                               $795,244
                                  $963,238                               $813,694
6/30/2001                         $991,043                               $836,884
                                  $879,824                               $765,498
                                  $832,158                               $717,654
                                  $723,918                               $601,825
                                  $794,423                               $659,720
                                  $842,089                               $714,807
                                  $921,531                               $759,340
                                  $883,796                               $732,307
                                  $831,165                               $684,927
                                  $889,754                               $744,447
                                  $879,824                               $728,367
                                  $847,054                               $685,757
6/30/2002                         $797,402                               $627,605

Please note: Class I inception is September 2, 1997. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

The First Funds Capital Appreciation Portfolio was also down for the 12-month period. In the Portfolio, consumer stocks were the best performers, as consumer spending remained steady despite the overall economic slowdown. Financial stocks also did well, benefiting from a series of Federal Reserve interest cuts that spurred refinancing activity. Meanwhile, technology stocks were among the worst performers as many companies in this sector experienced substantial declines in sales and earnings, and continue to face an uncertain near-term outlook.

Among individual issues, Bankatlantic Bancorp was one of the Portfolio's top performers with an increase of more than 40% during the previous 12 months. The company benefited from lower interest rates and strong mortgage activity. Sonic Corp. was also up considerably during the 12 months as it continued to post strong increases in sales and earnings. Transwitch was one of the worst performing stocks during the period as its results suffered from an overall decline in telecommunications-related spending. As a result, we have exited from our position in the company. Tanox was also down significantly during the year as concerns arose about some of its drugs in development. We remain optimistic, however, about these drugs' potential and continue to own Tanox shares.

CURRENT STRATEGY AND OUTLOOK

Looking forward, we welcome the added scrutiny that the market has placed on companies' financial statements. One of the long-held elements of our overall investment process is to select companies with strong balance sheets, and to accomplish this we need to have access to reliable, accurate financial information.

While we are disappointed with the equity markets' poor performance during the past 12 months, we have used the overall decline in stock prices as an opportunity to add to our positions of companies that we believe will benefit from a market turnaround. Although we are uncertain about the timing and magnitude of a rebound, we are confident that companies able to deliver strong earnings and sales will be rewarded, and have focused our efforts on finding and holding these stocks.

[CHART]

INVESTMENT PROFILE AS OF JUNE 30, 2002

U.S. GOV'T & AGENCY OBLIGATIONS     2.1%
ENERGY                              3.2%
CONSUMER STAPLES                    4.6%
FINANCIALS                          8.5%
INDUSTRIALS                         9.8%
INFORMATION TECHNOLOGY             20.1%
HEALTHCARE                         24.0%
CONSUMER DISCRETIONARY             27.7%

CONSUMER DISCRETIONARY BREAKDOWN
  Retailing                        11.1%
  Hotels, Restaurants & Leisure    10.7%
  Media                             4.3%
  Automobiles & Components          1.6%


                    CUMULATIVE          AVERAGE ANNUAL
                   TOTAL RETURN*         TOTAL RETURN*
                       SINCE                         SINCE
                     INCEPTION       1 YEAR        INCEPTION
CLASS I               6.31%        (19.54)%          1.28%
CLASS II             (6.29)%       (24.42)%         (1.36)%
CLASS III            (4.26)%       (21.16)%         (0.91)%
CLASS IV             (6.20)%       (24.46)%         (1.34)%
RUSSELL 2000        (16.32)%       (25.00)%         (3.62)%
GROWTH INDEX

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 9/2/1997. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON 10/2/1997. THESE SHARES INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 5.75% INITIAL SALES CHARGE. ON 10/2/1997, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN (20.36)% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS IV SHARES ON 8/3/1999. THESE SHARES INCLUDE A 1.00% DISTRIBUTION FEE. CLASS IV SHARES OF CAPITAL APPRECIATION PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS III PERFORMANCE DATA. CLASS IV PERFORMANCE SHOWN IS NET OF CDSC. CLASS IV SHARES OF THE PORTFOLIO ARE SUBJECT TO A 5.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS.

FIRST FUNDS BOND PORTFOLIO

BOND PORTFOLIO MANAGERS
DANIELLE SCHONBAUM, CFA, CPA, WARREN SCHWARZMAN AND STEVEN WISHNIA

[PHOTO OF DANIELLE SCHONBAUM]
[PHOTO OF WARREN SCHWARZMAN]
[PHOTO OF STEVEN WISHNIA]

Ms. Schonbaum is senior analyst with Highland Capital Management Corp. She received her accounting degree from the University of Memphis in 1986. She began her career with Delta Life and Annuity Company as an investment accountant and then was promoted to vice president, portfolio manager until the company was bought out in 1997. After that she worked as a mortgage analyst for Morgan Keegan and then joined Highland Capital in 1999.

Mr. Schwarzman is senior vice president with Highland Capital. Mr. Schwarzman graduated from the University of Michigan in 1972 and earned his master's in business administration from the University of Virginia in 1975. As a fixed income salesman from 1975-2000, Mr. Schwarzman began his career with Smith Barney and spent the following 11 years at Donaldson, Lufkin & Jenrette. He joined Highland Capital in 2001.

Mr. Wishnia is president of Highland Capital. A 1972 graduate of Pace University, Mr. Wishnia was treasurer of S.G. Securities, a closed-end fund in Boston, Mass., from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the Portfolio since 1994.

YEAR IN REVIEW

MARKET REVIEW

During the third and fourth quarters of 2001, the bond market paid close attention to the performance of the U.S. economy. During the third quarter, gross domestic product (GDP), a measurement of economic output, decreased for the first time since 1993. In an attempt to halt the economic slide, the Federal Reserve (the Fed) continued to lower the funds rate until it reached 1.75% in December. This historically low rate gave a boost to fixed-income investments.

In the first quarter of 2002, GDP grew at a rate of 6.1%, surprising many economists. Normally this kind of number would cause bond yields to rise and bond prices to fall due to increased demand for money and inflationary fears. Yet, the bond market's performance was heavily influenced by the stock market's troubles. Investors seeking relief from accounting scandals and corporate governance issues flocked to the perceived safety of U.S. Treasuries and agencies. This increased buying forced up prices, leading to positive returns.

Inflation remained mild during the past 12 months. However, the core consumer price index, which excludes food and energy, rose 2.4%, while the core producer price index, which measures the average change over time in the selling prices received by domestic producers for their output, only rose .2%.

Many investors expected the Fed to start pushing up the funds rate in early 2002, however the rate, so far, remains

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX.

                    BOND PORTFOLIO (CLASS I)        LEHMAN BROTHERS GOV'T/CREDIT INDEX
8/2/1993                     $750,000                             $750,000
                             $766,530                             $767,250
                             $769,826                             $769,935
                             $773,059                             $773,092
                             $764,710                             $764,356
                             $768,534                             $767,719
                             $779,370                             $779,235
                             $763,783                             $762,248
                             $749,195                             $743,573
                             $741,553                             $737,401
                             $741,034                             $736,000
6/30/1994                    $739,774                             $734,307
                             $752,054                             $748,993
                             $753,333                             $749,293
                             $743,464                             $737,979
                             $742,423                             $737,167
                             $740,493                             $735,840
                             $742,788                             $740,696
                             $756,456                             $754,918
                             $771,509                             $772,432
                             $776,370                             $777,607
                             $787,782                             $788,416
                             $820,081                             $821,451
6/30/1995                    $827,544                             $828,022
                             $824,317                             $824,793
                             $835,363                             $835,350
                             $844,635                             $843,871
                             $858,318                             $856,276
                             $872,824                             $870,404
                             $886,702                             $883,199
                             $891,844                             $888,675
                             $869,013                             $869,835
                             $861,105                             $862,529
                             $853,872                             $856,577
                             $851,225                             $855,121
6/30/1996                    $862,546                             $866,580
                             $863,409                             $868,573
                             $859,005                             $866,401
                             $875,928                             $881,823
                             $897,563                             $902,370
                             $916,502                             $918,973
                             $903,946                             $908,773
                             $904,127                             $909,863
                             $906,658                             $911,774
                             $894,872                             $900,924
                             $907,937                             $914,077
                             $915,654                             $922,578
6/30/1997                    $927,924                             $933,649
                             $955,483                             $962,219
                             $945,260                             $951,442
                             $959,533                             $966,380
                             $973,062                             $981,842
                             $976,955                             $987,045
                             $987,799                             $997,409
                           $1,001,529                           $1,011,473
                             $999,226                           $1,009,450
                           $1,002,323                           $1,012,579
                           $1,007,235                           $1,017,035
                           $1,019,221                           $1,027,917
6/30/1998                  $1,030,126                           $1,038,402
                           $1,030,229                           $1,040,063
                           $1,051,452                           $1,060,344
                           $1,075,636                           $1,090,670
                           $1,066,385                           $1,082,926
                           $1,073,423                           $1,089,424
                           $1,076,644                           $1,092,039
                           $1,084,934                           $1,099,792
                           $1,060,414                           $1,073,617
                           $1,066,671                           $1,078,985
                           $1,067,524                           $1,081,683
                           $1,055,781                           $1,070,541
6/30/1999                  $1,051,347                           $1,067,223
                           $1,049,139                           $1,064,234
                           $1,046,936                           $1,063,383
                           $1,054,264                           $1,072,847
                           $1,053,105                           $1,075,636
                           $1,051,841                           $1,074,991
                           $1,048,686                           $1,068,434
                           $1,049,585                           $1,068,113
                           $1,059,087                           $1,081,464
                           $1,073,642                           $1,097,038
                           $1,066,626                           $1,091,662
                           $1,065,383                           $1,090,680
6/30/2000                  $1,086,687                           $1,112,929
                           $1,096,845                           $1,124,727
                           $1,112,762                           $1,140,585
                           $1,115,902                           $1,144,919
                           $1,121,564                           $1,152,132
                           $1,142,254                           $1,171,834
                           $1,166,760                           $1,194,919
                           $1,186,664                           $1,214,994
                           $1,201,567                           $1,227,508
                           $1,207,461                           $1,233,155
                           $1,196,422                           $1,223,906
                           $1,204,745                           $1,231,005
6/30/2001                  $1,210,529                           $1,236,913
                           $1,239,486                           $1,267,713
                           $1,256,428                           $1,283,939
                           $1,266,010                           $1,295,751
                           $1,297,661                           $1,328,664
                           $1,275,004                           $1,306,873
                           $1,264,180                           $1,296,549
                           $1,265,080                           $1,306,010
                           $1,269,588                           $1,317,115
                           $1,241,330                           $1,290,378
                           $1,254,643                           $1,315,411
                           $1,266,744                           $1,327,513
6/30/2002                  $1,269,898                           $1,338,797


Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

unchanged. The present market psychology suggests that the Fed will wait until the stock market turmoil dies down and the unemployment rate starts falling before the rate is raised.

PORTFOLIO UPDATE

During the past 12 months, we increased our allocation to agencies by 7.4% and to Treasuries by 1.2%, while decreasing our corporate exposure by 9.3%. We did this to essentially reduce our risk exposure during these troubling times.

We have also started to lower our exposure to any one company name, which may hopefully protect the performance of the Portfolio in the event of a specific credit problem. We anticipate this diversification effort to be an ongoing project that should be completed by year-end.

CURRENT STRATEGY AND OUTLOOK

The surprise of the second half of 2002 will be how strong the economy recovers. With productivity continuing at a surprisingly strong pace, revenue growth is expected to drive earnings up at an equally healthy pace. Earnings growth will be a key element to ultimately calming the stock market and refocusing its attention away from accounting issues. We believe the Fed will start raising rates later this year and that the market will be quick to change course when it does.

We are hopeful that the Portfolio is poised to take advantage of an improving economy. We are still over-weighted in corporate bonds, which may outperform Treasuries and agencies due to their greater yield potential and future reduced risk premiums as earnings improve. In addition, we have maintained a shorter duration than the Lehman Brothers Government/Credit Index that may help the performance of the Portfolio going forward.

[CHART]

INVESTMENT PROFILE AS OF JUNE 30, 2002

MONEY MARKET MUTUAL FUNDS            1.9%
MORTGAGE-BACKED OBLIGATIONS          0.3%
UTILITIES                            2.4%
FINANCIALS                          23.4%
INDUSTRIALS                         31.5%
U.S. GOV'T & AGENCY OBLIGATIONS     40.5%

INDUSTRIALS BREAKDOWN
  Telecommunications                 7.7%
  Capital Goods                      7.4%
  Consumer Staples                   4.4%
  Technology                         4.3%
  Consumer Services                  4.1%
  Travel & Transportation            2.8%
  Healthcare                         0.8%

                      CUMULATIVE                     AVERAGE ANNUAL
                     TOTAL RETURN*                    TOTAL RETURN*
                         SINCE                                            SINCE
                       INCEPTION         1 YEAR          5 YEAR         INCEPTION
CLASS I                  69.28%           4.90%           6.47%           6.08%
CLASS II                 59.57%           0.73%           5.40%           5.38%
CLASS III                54.48%           3.08%           5.52%           5.00%
LEHMAN BROS.             78.51%           8.24%           7.47%           6.72%
GOV'T/CREDIT
INDEX

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 8/2/1993. ON 12/2/1993, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A ..50% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO 12/2/1993 FOR CLASS III IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS III PERFORMANCE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST SIXTEEN MONTHS AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 4.08% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON 12/20/1995. THESE SHARES INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 3.75% INITIAL SALES CHARGE. PERFORMANCE INFORMATION FOR CLASS II SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS II PERFORMANCE.

FIRST FUNDS INTERMEDIATE BOND PORTFOLIO

INTERMEDIATE BOND PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

[PHOTO OF RALPH W. HERBERT AND TED L. FLICKINGER, JR.]

Mr. Herbert is vice president for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is executive vice president for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of the Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

YEAR IN REVIEW

MARKET REVIEW

During the third quarter of 2001, an already anemic U.S. economy was dealt another serious blow by the Sept. 11 terrorist attacks. In the aftermath, the Federal Reserve (the Fed) lowered interest rates twice during the third quarter. Gross domestic product fell from 5.7% a year earlier to 0.3%, and unemployment jumped to 4.9%, up from 4.0% a year earlier. These combined factors led many economists to believe the U.S. economy was in recession.

The weaknesses in the economy caused bond yields to fall and the Treasury yield curve to steepen as the Fed eased the discount rate three more times before the end of 2001. The attack on the World Trade Center devastated the inter-dealer bond trading community and forced many primary dealers to operate on backup systems. This lack of liquidity caused credit spreads to widen significantly. However, U.S. agency spreads eventually narrowed. Meanwhile, some sectors of the corporate bond market, such as the airlines, automobile financing and insurance companies, suffered more than others did.

In early 2002, with increasing signs of economic recovery, many investors concluded that the Fed was nearing an end of its easing cycle. Yet, when the Fed met twice during the second quarter, they decided both times to leave the low interest rate of 1.75% unchanged, stating that risks to inflation were balanced evenly against risks to slower economic growth. These neutral policy statements, which alluded to an anticipated tepid economic rebound, resulted in bond prices trading higher due to demand by investors. Such demand during the second quarter of 2002 was the result of the perceived safety and predictability that bonds exhibit.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

                   INTERMEDIATE BOND PORTFOLIO (CLASS I)        LEHMAN BROTHERS INTERMEDIATE GOV'T/CREDIT INDEX
3/2/1998                          $750,000                                          $750,000
                                  $752,100                                          $752,400
                                  $755,785                                          $756,162
                                  $761,832                                          $761,682
6/30/1998                         $766,250                                          $766,557
                                  $768,472                                          $769,240
                                  $779,923                                          $781,317
                                  $795,131                                          $800,928
                                  $794,893                                          $800,127
                                  $795,528                                          $800,047
                                  $798,870                                          $803,247
                                  $802,784                                          $807,665
                                  $794,435                                          $795,792
                                  $799,202                                          $801,761
                                  $800,640                                          $804,246
                                  $794,876                                          $798,053
6/30/1999                         $793,842                                          $798,612
                                  $792,890                                          $797,893
                                  $793,603                                          $798,532
                                  $801,698                                          $805,958
                                  $803,141                                          $808,053
                                  $804,507                                          $809,104
                                  $801,047                                          $806,434
                                  $798,241                                          $803,450
                                  $803,616                                          $810,038
                                  $811,796                                          $818,463
                                  $811,438                                          $816,580
                                  $812,061                                          $817,887
6/30/2000                         $825,426                                          $832,282
                                  $831,178                                          $838,607
                                  $842,155                                          $848,503
                                  $850,465                                          $856,224
                                  $855,416                                          $860,163
                                  $868,197                                          $871,861
                                  $886,416                                          $887,903
                                  $898,475                                          $902,465
                                  $906,746                                          $911,038
                                  $913,454                                          $918,053
                                  $911,215                                          $915,666
                                  $915,320                                          $920,794
6/30/2001                         $918,509                                          $924,201
                                  $936,282                                          $943,424
                                  $944,954                                          $952,858
                                  $963,716                                          $966,770
                                  $977,960                                          $982,819
                                  $968,118                                          $972,990
                                  $963,607                                          $967,639
                                  $968,635                                          $972,671
                                  $974,521                                          $980,355
                                  $958,654                                          $965,453
                                  $974,097                                          $981,383
                                  $987,639                                          $991,197
6/30/2002                         $997,445                                          $999,721


Please note: Class I inception is March 2, 1998. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

In the third quarter, we maintained the Portfolio's duration at 3.5 years, which was 95% of the Lehman Brothers Int. Government/Credit Index duration. We also continued to overweight agencies and corporate securities, relative to Treasuries. The Portfolio's corporate sector duration was held shorter than the index's and therefore was not hurt as much by the widening in corporate bond spreads. The agency sector duration was longer than the index's and consequentially the Portfolio benefited more from spread tightening than the index did.

We made several adjustments to the Portfolio's targeted duration in the fourth quarter. We felt this action was justified due to the decline in real returns in October and then the sharp rise in interest rates during November and December that resulted in the 10-year Treasury yield increasing. Given a stable inflation rate, and the additional yield made available, the real return of the 10-year Treasury increased to more than 3.0%.

During the first quarter of 2002, the most significant change in the Portfolio was increased corporate exposure. We added several new corporate names including Goldman Sachs, Lehman Brothers, Bear Stearns, Viacom, Regions Financial Corp., and JP Morgan/Chase. We increased our corporate allocation based on a belief that spreads will continue to contract as the economy improves and corporate new issuance drops from the rapid pace of the past two years. We added corporate bonds through the sale of lower yielding Treasury and agency bonds, and by doing so we were able to increase the overall yield of the Portfolio.

The Portfolio's returns were also enhanced through several strategic decisions during the second quarter of 2002. Relative to the index, we maintained an over-allocation to agency securities, which was the best performing sector within the market for the quarter. In addition, the finance-related issuers we selected for our corporate allocation also performed well.

CURRENT STRATEGY AND OUTLOOK

Going forward, we will continue to over-weight U.S. agency securities to minimize credit risk. We will also maintain an over weighting in the bank and finance sector because we expect this group will continue to perform well.

If interest rates fall again in the near future, we may be inclined to reduce interest rate risk to the Portfolio by shortening its duration. The resulting increase in net asset value may compensate the shareholder for decreased yield.

Although economic activity appears to be picking up, if the stock market does continue to decline, bond yields may fall, thereby enhancing shareholder value.


[CHART]

INVESTMENT PROFILE AS OF JUNE 30, 2002


MONEY MARKET MUTUAL FUNDS                      0.7%
U.S. TREASURY OBLIGATIONS                      2.2%
UTILITIES                                      0.9%
INDUSTRIALS                                   16.4%
FINANCIALS                                    33.1%
U.S. GOV'T & AGENCY OBLIGATIONS               46.7%

FINANCIALS BREAKDOWN
  Financial Services                          14.3%
  Broker/Dealers                              11.8%
  Banks                                        7.0%


                    CUMULATIVE           AVERAGE ANNUAL
                   TOTAL RETURN*         TOTAL RETURN*
                       SINCE                         SINCE
                     INCEPTION       1 YEAR        INCEPTION
CLASS I              32.98%          8.59%            6.80%
CLASS II             28.22%          5.71%            5.93%
CLASS III            27.08%          6.81%            5.99%
LEHMAN BROS.         33.30%          8.17%            6.86%
INTERMEDIATE
GOV'T/CREDIT
INDEX

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 3/2/1998. THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES ON 3/9/1998. THESE SHARES INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 2.50% INITIAL SALES CHARGE. ON 5/19/1998, THE PORTFOLIO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A .50% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE SIXTEEN MONTHS AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 7.81% FOR 1 YEAR.

FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO

TENNESSEE TAX-FREE PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

[PHOTO OF RALPH W. HERBERT AND TED L. FLICKINGER, JR.]

Mr. Herbert is vice president for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is executive vice president for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of the Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

YEAR IN REVIEW

MARKET REVIEW

During the third quarter of 2001, a weak U.S. economy caused bond yields to fall. The spread from one-year to 30-year municipals widened from 2.4% to 2.8% as the Federal Reserve (the Fed) eased and short-term yields collapsed. Meanwhile, 10-year municipal yields dropped from 4.53% to 4.23% during the quarter.

In the fourth quarter of 2001, enough positive economic statistics were released that several economists concluded an economic recovery was on the horizon. This pickup in economic activity caused the municipal bond market to rise approximately 0.45% in the five- to 10-year sector of the yield curve. One-year municipals fell about 0.1% as the Fed lowered the discount rate yet three more times down to 1.75%, the lowest rate in 40 years.

By early 2002, the predicted economic rebound left many investors to conclude that the Fed was near the end of its easing cycle. As a result, short rates increased from their historically low levels, while the move up in longer rates was more tempered because they had not declined as significantly in response to Fed easing in 2001.

During the second quarter of 2002, the Fed met twice and decided both times to leave the low interest rate of 1.75% unchanged. This caused municipal yields to decline and

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

                 TENNESSEE TAX-FREE PORTFOLIO (CLASS I)       LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX
12/15/1995                       $750,000                                        $750,000
                                 $755,175                                        $754,575
                                 $759,706                                        $762,196
                                 $756,895                                        $759,071
                                 $746,753                                        $749,659
                                 $741,899                                        $747,035
                                 $740,860                                        $744,943
6/30/1996                        $745,083                                        $752,020
                                 $753,503                                        $759,240
                                 $756,743                                        $759,240
                                 $763,856                                        $767,060
                                 $771,113                                        $776,725
                                 $783,836                                        $792,415
                                 $782,582                                        $788,849
                                 $782,112                                        $791,925
                                 $789,229                                        $799,369
                                 $779,206                                        $788,658
                                 $784,115                                        $794,494
                                 $796,269                                        $805,776
6/30/1997                        $806,700                                        $814,639
                                 $828,562                                        $837,530
                                 $819,696                                        $829,406
                                 $830,188                                        $839,940
                                 $834,339                                        $844,392
                                 $838,427                                        $848,276
                                 $850,082                                        $861,679
                                 $858,412                                        $871,243
                                 $859,013                                        $871,243
                                 $861,762                                        $870,633
                                 $860,039                                        $865,845
                                 $869,327                                        $880,564
6/30/1998                        $872,630                                        $883,822
                                 $874,288                                        $885,236
                                 $885,305                                        $900,640
                                 $893,715                                        $914,059
                                 $897,022                                        $914,425
                                 $899,444                                        $917,168
                                 $901,962                                        $920,011
                                 $914,048                                        $934,087
                                 $908,381                                        $925,681
                                 $910,107                                        $925,218
                                 $911,654                                        $927,716
                                 $908,099                                        $921,222
6/30/1999                        $894,659                                        $904,087
                                 $899,043                                        $910,144
                                 $896,256                                        $906,777
                                 $897,869                                        $909,860
                                 $891,494                                        $903,491
                                 $898,537                                        $913,339
                                 $896,111                                        $908,590
                                 $893,170                                        $904,864
                                 $896,337                                        $912,013
                                 $908,130                                        $929,706
                                 $904,957                                        $925,057
                                 $899,118                                        $919,600
6/30/2000                        $919,983                                        $944,613
                                 $930,835                                        $957,648
                                 $942,653                                        $972,492
                                 $939,439                                        $968,018
                                 $947,617                                        $977,892
                                 $952,894                                        $983,173
                                 $970,615                                      $1,006,277
                                 $981,737                                      $1,019,258
                                 $984,011                                      $1,020,991
                                 $991,359                                      $1,029,669
                                 $984,280                                      $1,017,005
                                 $993,640                                      $1,028,090
6/30/2001                        $998,076                                      $1,034,258
                               $1,009,415                                      $1,048,428
                               $1,022,729                                      $1,066,356
                               $1,024,274                                      $1,064,863
                               $1,033,780                                      $1,077,641
                               $1,024,477                                      $1,063,740
                               $1,017,063                                      $1,052,464
                               $1,031,520                                      $1,072,360
                               $1,042,086                                      $1,087,690
                               $1,025,584                                      $1,065,284
                               $1,045,140                                      $1,089,999
                               $1,049,666                                      $1,095,122
6/30/2002                      $1,061,321                                      $1,108,701

Please note: Class I inception is December 15, 1995. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

the yield curve to steepen from an increased municipal bond demand and a belief among investors that the Fed was unlikely to raise rates any time soon. As a result, large amounts of cash, which had been sitting on the sidelines, waiting for higher yields, poured into the shorter end of the municipal market.

PORTFOLIO UPDATE

During the third quarter, we allowed the average maturity of the Portfolio to drop from 8.0 years to 7.9 years as expected real returns fell. We then extended the duration of the Portfolio to 8.1 years from 7.9 years during the fourth quarter, which we felt was justified due to the sharp rise in interest rates during November and December.

In the first quarter of 2002, we again shortened the average maturity from 8.1 years to 7.8 years. With 10-year municipals trading at 86% of the yield of the 10-year Treasuries and an expected after-tax real return of 5.65% (in the maximum tax bracket), municipal bonds remained attractive throughout the quarter. There were no significant changes in quality or sectors during the first or second quarters of 2002.

We maintained an average maturity of 7.8 years throughout the second quarter of 2002, during which time 10-year municipal bond yields dropped to 83% of the 10-year Treasury yield. However, this slight decline in relative value from 86% last quarter was not sufficient to alter the maturity structure.

CURRENT STRATEGY AND OUTLOOK

On an after-tax basis, municipals remain very attractive. If the economy continues to chug along at its current pace and the Fed maintains a neutral position on interest rates, bonds may also do well into the near future. However, price appreciation on the longer end could be stymied by "rate shock," which is when investors show a reluctance to buy bonds when yields on the longer maturities drop below 5%.

[CHART]

INVESTMENT PROFILE AS OF JUNE 30, 2002

GENERAL OBLIGATIONS                 53.9%
HEALTH & EDUCATION                  23.1%
UTILITIES                           16.5%
GENERAL REVENUE                      3.2%
MONEY MARKET MUTUAL FUNDS            1.3%
OTHER                                1.0%
HOUSING                              1.0%



                 CUMULATIVE              AVERAGE ANNUAL
                TOTAL RETURN*            TOTAL RETURN*
                   SINCE                              SINCE
                 INCEPTION    1 YEAR      5 YEAR    INCEPTION
CLASS I             41.51%     6.34%       5.64%      5.45%
CLASS II            34.42%     2.02%       4.67%      4.65%
CLASS III           38.00%     4.81%       5.17%      5.04%
CLASS IV            37.13%     1.46%       4.70%      4.94%
LEHMAN BROS.        47.83%     7.20%       6.35%      6.15%
10-YEAR
MUNICIPAL
BOND INDEX

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* TOTAL RETURNS ARE FOR THE PERIOD ENDED 06/30/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 12/15/1995. ON 12/15/1995, THE PORTFOLIO ALSO COMMENCED SALES OF CLASS III SHARES, WHICH INCLUDE A .50% DISTRIBUTION FEE. ON 12/29/1995, THE PORTFOLIO COMMENCED SALES OF CLASS II SHARES, WHICH INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS II PERFORMANCE SHOWN IS BASED ON A MAXIMUM 3.75% INITIAL SALES CHARGE. QUOTATION OF CLASS III PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST TWO YEARS AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 5.81% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS IV SHARES ON 8/3/1999. THESE SHARES INCLUDE A 0.70% DISTRIBUTION FEE. CLASS IV SHARES PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS III PERFORMANCE DATA. CLASS IV PERFORMANCE SHOWN IS NET OF CDSC. CLASS IV SHARES OF THE TENNESSEE TAX-FREE PORTFOLIO ARE SUBJECT TO A 4.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS.

FIRST FUNDS ANNUAL REPORT

DEFINITION OF COMMON TERMS

BASIS POINT

     Smallest measure of quoting yields on bonds and notes. One basis point is 0.01% of yield.

BOND RATINGS

     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.

DIVIDEND

     Net income distributed to shareholders generated by securities in a portfolio. The Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Growth & Income Portfolio pays dividends quarterly and the Capital Appreciation Portfolio pays dividends annually.

GAIN (OR LOSS)

     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

GENERAL OBLIGATION BONDS

     General Obligation Bonds (GOs) are debt-backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds and street bonds. These bonds are also known as full faith and credit bonds because the debt is a general obligation of the issuer.

INSURED BONDS

     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies are MBIA (Municipal Bond Investors Assurance Corporation), and AMBAC (American Municipal Bond Assurance Corporation).

NET ASSET VALUE (NAV)

     NAV is the total value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own.

REVENUE BONDS

     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

[SIDENOTE]

               MOODY'S INVESTORS           STANDARD & POOR'S CORP.
               SERVICES, INC.              (PLUS (+) OR MINUS (-))
Prime          Aaa                         AAA
Excellent      Aa                          AA
Good           A                           A
Average        Baa                         BBB
Fair           Ba                          BB
Poor           B                           B
Marginal       Caa                         C

SEC YIELD

     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC Yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN

     Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It has an average market capitalizaton of $18 billion.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to 10 years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

NASDAQ COMPOSITE INDEX is an unmanaged market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs. The index includes over 5,000 companies with a market capitalization over $2.3 trillion.

RUSSELL 2000(R) INDEX, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million.

THE RUSSELL 2000(R) GROWTH INDEX, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

DELOITTE
& TOUCHE

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of First Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Funds (comprising the Growth & Income, Capital Appreciation, Bond, Intermediate Bond, Tennessee Tax-Free, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios, collectively, the "Trust") as of June 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from July 1, 1997 to June 30, 1998 were audited by other auditors whose report, dated August 21, 1998 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting First Funds as of June 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Denver, Colorado
August 2, 2002

DELOITTE
TOUCHE
TOHMATSU

FIRST FUNDS ANNUAL REPORT


GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002
(Showing Percentage of Total Value of Investments)

                                                                                                   VALUE
                                                                           SHARES                 (NOTE 1)
                                                                           ------                 -------
COMMON STOCKS - 96.0%
CONSUMER DISCRETIONARY - 11.2%
MEDIA - 6.0%
Comcast Corp., Class A*                                                      1,258,335        $ 29,998,706
McGraw-Hill Co., Inc.                                                           20,480           1,222,656
Omnicom Group, Inc.                                                            258,455          11,837,239
                                                                                              ------------
TOTAL MEDIA                                                                                     43,058,601
                                                                                              ------------

MULTILINE RETAIL - 5.2%
Costco Wholesale Corp.*                                                        784,300          30,281,823
Home Depot, Inc.                                                               203,000           7,456,190
                                                                                              ------------
TOTAL MULTILINE RETAIL                                                                          37,738,013
                                                                                              ------------

TOTAL CONSUMER DISCRETIONARY                                                                    80,796,614
                                                                                              ------------

CONSUMER STAPLES - 7.7%
BEVERAGES - 3.7
Pepsico, Inc.                                                                  560,600          27,020,920
                                                                                              ------------

FOOD & DRUG RETAILING - 2.3%
Sysco Corp.                                                                    614,800          16,734,856
                                                                                              ------------

PERSONAL PRODUCTS - 1.7%
Avon Products, Inc.                                                            227,100          11,863,704
                                                                                              ------------

TOTAL CONSUMER STAPLES                                                                          55,619,480
                                                                                              ------------

FINANCIALS - 34.1%
BANKS - 8.1%
FleetBoston Financial Corp.                                                    734,831          23,771,783
Wells Fargo & Co.                                                              695,806          34,832,048
                                                                                              ------------
TOTAL BANKS                                                                                     58,603,831
                                                                                              ------------

DIVERSIFIED FINANCIALS - 14.5%
Capital One Financial Corp.                                                    696,900          42,545,745
Federal Home Loan Mortgage Corp.                                               433,625          26,537,850
J. P. Morgan Chase & Co.                                                     1,052,475          35,699,952
                                                                                              ------------
TOTAL DIVERSIFIED FINANCIALS                                                                   104,783,547
                                                                                              ------------

INSURANCE - 11.5%
AFLAC, Inc.                                                                    938,600          30,035,200
American International Group, Inc.                                             425,270          29,016,173
XL Capital Ltd., Class A                                                       285,800          24,207,260
                                                                                              ------------
TOTAL INSURANCE                                                                                 83,258,633
                                                                                              ------------

TOTAL FINANCIALS                                                                               246,646,011
                                                                                              ------------

HEALTHCARE - 14.7%
HEALTHCARE EQUIPMENT & SUPPLIES - 5.2%
Medtronic, Inc.                                                                876,150          37,543,028
                                                                                              ------------

PHARMACEUTICALS - 9.5%
Pfizer, Inc.                                                                   221,400           7,749,000
Pharmacia Corp.                                                                611,725          22,909,101
Schering-Plough Corp.                                                          848,000          20,860,800
Wyeth                                                                          338,650          17,338,880
                                                                                              ------------
TOTAL PHARMACEUTICALS                                                                         $ 68,857,781
                                                                                              ------------

TOTAL HEALTHCARE                                                                               106,400,809
                                                                                              ------------

INDUSTRIALS - 4.4%
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Equifax, Inc.                                                                  379,450          10,245,150
                                                                                              ------------

INDUSTRIAL CONGLOMERATES - 3.0%
General Electric Co.                                                           742,900          21,581,245

                                                                                              ------------
TOTAL INDUSTRIALS                                                                               31,826,395
                                                                                              ------------

INFORMATION TECHNOLOGY - 18.2%
COMMUNICATIONS EQUIPMENT - 3.1%
Qualcomm, Inc.*                                                                803,836          22,089,413
                                                                                              ------------

IT CONSULTING & SERVICES - 3.2%
Electronic Data Systems                                                        624,400          23,196,460
                                                                                              ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.9%
Cisco Systems, Inc.*                                                         2,328,600          32,460,684
Intel Corp.                                                                    952,900          17,409,483
                                                                                              ------------
TOTAL SEMICONDUCTOR
   EQUIPMENT & PRODUCTS                                                                         49,870,167
                                                                                              ------------

SOFTWARE - 5.0%
Microsoft Corp.*                                                               663,500          36,293,450
                                                                                              ------------

TOTAL INFORMATION TECHNOLOGY                                                                   131,449,490
                                                                                              ------------

TELECOMMUNICATIONS - 3.3%
WIRELESS TELECOMMUNICATION SERVICES - 3.3%
Vodafone Group, plc ADR                                                      1,769,325          24,151,286
                                                                                              ------------
TOTAL TELECOMMUNICATIONS                                                                        24,151,286
                                                                                              ------------

UTILITIES - 2.4%
GAS UTILITIES - 2.4%
El Paso Corp.                                                                  844,301          17,401,044
                                                                                              ------------
TOTAL UTILITIES                                                                                 17,401,044
                                                                                              ------------

TOTAL COMMON STOCKS                                                                            694,291,129
(Cost $697,501,268)                                                                           ------------

MONEY MARKET MUTUAL FUNDS - 4.0%
SSGA Prime Money Market Fund                                                14,335,171          14,335,171
SSGA U.S. Treasury Money
    Market Fund                                                             14,183,606          14,183,606
                                                                                              ------------
TOTAL MONEY MARKET MUTUAL FUNDS                                                                 28,518,777
(Cost $28,518,777)                                                                            ------------

TOTAL INVESTMENTS - 100.0%                                                                    $722,809,906
(Cost $726,020,045)                                                                           ============

    The accompanying notes are an integral part of the financial statements.

*Non-income producing security
ADR - American Depositary Receipt

INCOME TAX INFORMATION:

At June 30, 2002, the net unrealized depreciation based on cost for income tax purposes of $726,020,045 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there was an excess
of value over tax cost                                        $104,043,722

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                       (107,253,861)
                                                             -------------

Net unrealized depreciation                                  $ (3,210,139)
                                                             =============

The Growth & Income Portfolio intends to elect to defer to its fiscal year ending June 30, 2003, $3,255,652 of losses recognized during the period November 1, 2001 to June 30, 2002.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2002, aggregated $323,926,088 and $303,652,375, respectively.

UNAUDITED INCOMETAX INFORMATION:

For the year ended June 30, 2002, 100% of the Growth & Income Portfolio's dividends from investment income qualify for the 70% dividend received deduction for corporations.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002
(Showing Percentage of Total Value of Investments)


DUE                                                                          PRINCIPAL           VALUE
DATE                                                               COUPON     AMOUNT            (NOTE 1)
----                                                               ------    ---------          --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.1%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.1%
07/01/02                                                            1.880%   $ 445,000           $ 445,000
07/17/02                                                            1.720%     475,000             474,636
                                                                                              ------------
TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS                                                                               919,636
     (Cost $919,636)                                                                          ------------

                                                                                                   VALUE
                                                                           SHARES                 (NOTE 1)
                                                                           ------                 -------

COMMON STOCKS - 97.9%
CONSUMER DISCRETIONARY - 27.7%
AUTOMOBILES & COMPONENTS - 1.6%
Gentex Corp.*                                                                   26,200             719,452
                                                                                              ------------

HOTELS RESTAURANTS & LEISURE - 10.7%
California Pizza Kitchen, Inc.*                                                 19,000             470,630
Cheesecake Factory, Inc.*                                                       24,800             879,656
CEC Entertainment, Inc.*                                                        15,500             640,150
Extended Stay America, Inc.*                                                    36,400             590,408
Krispy Kreme Doughnuts, Inc.*                                                   14,800             476,412
Landry's Restaurants, Inc.                                                      27,200             693,872
Sonic Corp.*                                                                    29,375             922,375
                                                                                              ------------

TOTAL HOTELS RESTAURANTS & LEISURE                                                               4,673,503
                                                                                              ------------

MEDIA - 4.3%
Cumulus Media, Inc., Class A*                                                   70,900             974,875
LIN TV Corp.*                                                                   34,300             927,472
                                                                                              ------------

TOTAL MEDIA                                                                                      1,902,347
                                                                                              ------------

RETAILING - 11.1%
Coach, Inc.*                                                                    16,100             883,890
Cost Plus, Inc.*                                                                30,400             930,544
Hibbett Sporting Goods, Inc.*                                                   26,650             676,644
Hot Topic, Inc.*                                                                18,900             504,630
Urban Outfitters, Inc.*                                                         34,300           1,185,408
The Wet Seal, Inc.*                                                             28,950             703,485
                                                                                              ------------
TOTAL RETAILING                                                                                  4,884,601
                                                                                              ------------

TOTAL CONSUMER DISCRETIONARY                                                                    12,179,903
                                                                                              ------------

CONSUMER STAPLES - 4.6%
FOOD BEVERAGES & TOBACCO - 1.9%
Constellation Brands, Inc., Class A*                                            26,100             835,200
                                                                                              ------------

FOOD & DRUG RETAILING - 2.7%
American Italian Pasta Co., Class A*                                            15,400             785,246
Green Mountain Coffee, Inc.*                                                    19,500             413,400
                                                                                              ------------

TOTAL FOOD & DRUG RETAILING                                                                      1,198,646
                                                                                              ------------

TOTAL CONSUMER STAPLES                                                                           2,033,846
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                   VALUE
                                                                           SHARES                 (NOTE 1)
                                                                           ------                 -------

COMMON STOCKS (CONTINUED)
ENERGY - 3.2%
ENERGY EQUIPMENT & SERVICES - 3.2%
Pride International, Inc.*                                                      90,100        $  1,410,966
                                                                                              ------------
TOTAL ENERGY                                                                                     1,410,966
                                                                                              ------------

FINANCIALS - 8.5%
BANKS - 4.0%
American Home Mortgage Holdings, Inc.                                           42,600             532,074
Independence Community Bank Corp.                                               10,100             295,829
Wintrust Financial Corp.                                                        27,100             936,847
                                                                                              ------------
TOTAL BANKS                                                                                      1,764,750
                                                                                              ------------

DIVERSIFIED FINANCIALS - 3.2%
Doral Financial Corp.                                                           42,600           1,426,248
                                                                                              ------------

REAL ESTATE - 1.3%
R&G Financial Corp., Class B                                                    23,900             566,430
                                                                                              ------------

TOTAL FINANCIALS                                                                                 3,757,428
                                                                                              ------------

HEALTHCARE - 24.0%
HEALTHCARE EQUIPMENT & SERVICES - 7.8%
Conceptus, Inc.*                                                                42,300             697,104
Cross Country, Inc.*                                                            12,200             461,038
Fischer Imaging Corp.*                                                          54,600             464,100
Inhale Therapuetic Systems, Inc.*                                               61,100             579,839
Medical Staffing Network Holdings, Inc.*                                        15,900             389,550
Province Healthcare Co.*                                                        38,350             857,506
                                                                                              ------------
TOTAL HEALTHCARE EQUIPMENT & SERVICES                                                            3,449,137
                                                                                              ------------

PHARMACEUTICALS & BIOTECHNOLOGY - 16.2%
CIMA Labs, Inc.*                                                                19,300             465,516
CV Therapuetics, Inc.*                                                          11,300             210,406
First Horizon Pharmaceutical Corp.*                                             25,500             525,300
Inspire Pharmaceuticals, Inc.*                                                 257,300             988,032
IntraBiotics Pharmaceuticals, Inc.*                                            369,900             462,375
Medicis Pharmaceutical Corp.*                                                   17,000             726,920
Neurocrine Biosciences, Inc.*                                                   27,400             784,736
Pain Therapeutics, Inc.*                                                       100,000             836,000
Tanox Biosciences, Inc.*                                                        64,600             695,096
Trimeris, Inc.*                                                                 19,100             847,658
XOMA, Ltd.*                                                                    146,500             577,210
                                                                                              ------------
TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                                                            7,119,249
                                                                                              ------------

TOTAL HEALTHCARE                                                                                10,568,386
                                                                                              ------------

INDUSTRIALS - 9.8%
COMMERCIAL SERVICES & SUPPLIES - 5.6%
Corporate Executive Board Co.*                                                  22,000             753,280
Exult, Inc.*                                                                    33,900             220,350
Getty Images, Inc.*                                                             30,200             655,340
School Specialty, Inc.*                                                         17,900             475,424
West Corp.*                                                                     15,500             340,690
                                                                                              ------------
TOTAL COMMERCIAL SERVICES & SUPPLIES                                                             2,445,084
                                                                                              ------------

                                                                                                   VALUE
                                                                           SHARES                 (NOTE 1)
                                                                           ------                 -------
TRANSPORTATION - 4.2%
Heartland Express, Inc.*                                                        37,960        $    908,003
Knight Transportation, Inc.*                                                    40,700             943,833
                                                                                              ------------
TOTAL TRANSPORTATION                                                                             1,851,836
                                                                                              ------------

TOTAL INDUSTRIALS                                                                                4,296,920
                                                                                              ------------

INFORMATION TECHNOLOGY - 20.1%
SOFTWARE & SERVICES - 6.1%
Agile Software Corp.*                                                          110,900             815,115
Jack Henry & Associates, Inc.                                                   39,100             652,579
Veridian Corp.*                                                                 40,200             920,580
WebEx Communications, Inc.*                                                     18,200             288,470
                                                                                                   -------

TOTAL SOFTWARE & SERVICES                                                                        2,676,744
                                                                                                   -------

TECHNOLOGY HARDWARE & EQUIPMENT - 14.0%
Advanced Fibre Communications, Inc.*                                            51,600             852,948
Brooks Automation, Inc.*                                                        28,500             728,175
CIENA Corp.*                                                                    14,492              60,577
CoorsTek, Inc.*                                                                 20,400             630,360
Cymer, Inc.*                                                                     5,100             178,041
GlobeSpan Virata, Inc.*                                                        127,800             494,586
Integral Systems, Inc.*                                                         34,000             737,800
O2Micro International, Ltd.*                                                    59,700             611,328
Sonus Networks, Inc.*                                                          163,700             325,763
Tekelec*                                                                        47,000             377,410
Varian, Inc.*                                                                   34,400           1,134,856
                                                                                              ------------
TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                                            6,131,844
                                                                                              ------------

TOTAL INFORMATION TECHNOLOGY                                                                     8,808,588
                                                                                              ------------

TOTAL COMMON STOCKS                                                                             43,056,037
(Cost $43,448,831)                                                                            ------------

MONEY MARKET MUTUAL FUNDS - 0.0%
SSGA Prime Money Market Fund                                                     2,322               2,322
SSGA U.S. Treasury Money Market Fund                                             2,322               2,322
                                                                                              ------------
TOTAL MONEY MARKET MUTUAL FUNDS                                                                      4,644
(Cost $4,644)                                                                                 ------------

TOTAL INVESTMENTS - 100.0%                                                                    $ 43,980,317
(Cost $44,373,111)                                                                            ============

*Non-income producing security

INCOME TAX INFORMATION:

At June 30, 2002, the net unrealized depreciation based on cost for income tax purposes of $45,853,255 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                               $5,732,266

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                            (7,605,204)
                                                          -----------
Net unrealized depreciation                               $(1,872,938)
                                                          ===========

    The accompanying notes are an integral part of the financial statements.

At June 30, 2002, the Capital Appreciation Portfolio had capital loss carryovers of $1,358,307 and $9,707,159 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2009 and June 30, 2010, respectively.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2002, aggregated $60,829,827 and $58,524,317, respectively.

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002
(Showing Percentage of Total Value of Investments)

DUE                                                                        PRINCIPAL               VALUE
DATE                                                            COUPON       AMOUNT               (NOTE 1)
----                                                            ------     ---------              -------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 40.5%
U.S. Treasury Bonds - 13.2%
05/15/16                                                        7.250%     $ 7,370,000        $  8,685,958
08/15/23                                                        6.250%      12,505,000          13,398,195
05/15/30                                                        6.250%       9,360,000          10,139,145
02/15/31                                                        5.375%         575,000             563,051
                                                                                              ------------

TOTAL U.S. TREASURY BONDS                                                                       32,786,349
                                                                                              ------------

U.S. Treasury Notes - 10.0%
05/15/06                                                        4.625%      10,000,000          10,300,000
11/15/06                                                        3.500%       1,150,000           1,129,516
08/15/07                                                        6.125%       2,450,000           2,670,360
02/15/08                                                        5.500%       1,125,000           1,195,206
05/15/08                                                        5.625%         950,000           1,013,977
08/15/11                                                        5.000%       8,355,000           8,471,043
                                                                                              ------------

TOTAL U.S. TREASURY NOTES                                                                       24,780,102
                                                                                              ------------

FEDERAL HOME LOAN BANK - 0.2%
06/28/04                                                        4.750%         500,000             516,491
                                                                                              ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 11.0%
07/15/04                                                        6.250%         400,000             425,530
01/15/05                                                        6.875%       3,485,000           3,778,806
04/15/08                                                        5.750%       3,750,000           3,955,084
03/15/09                                                        5.750%       7,510,000           7,876,848
01/15/12                                                        5.750%       4,200,000           4,315,139
03/15/31                                                        6.750%       4,985,000           5,356,991
07/15/32                                                        6.250%       1,683,000           1,692,080
                                                                                              ------------
TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                             27,400,478
                                                                                              ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.1%
06/15/05                                                        5.750%       2,000,000           2,117,910
12/15/05                                                        6.000%         500,000             533,910
06/15/06                                                        5.250%       1,415,000           1,472,633
02/15/08                                                        5.750%       2,850,000           3,007,505
06/15/09                                                        6.375%       5,145,000           5,565,285
11/15/10                                                        6.625%       1,475,000           1,605,272
01/15/30                                                        7.125%         625,000             699,882
                                                                                              ------------
TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                                             15,002,397
                                                                                              ------------

TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS                                                                            100,485,817
 (Cost $96,719,460)                                                                           ------------

CORPORATE BONDS & NOTES - 57.3%
FINANCIALS - 23.4%
BANKS - 5.5%
CCB Financial Corp.
12/01/03                                                        6.750%       1,225,000           1,282,232
First Chicago Corp.
01/15/03                                                        7.625%       3,250,000           3,343,668
J.P. Morgan Chase & Co.
03/01/07                                                        5.350%       2,730,000           2,763,871
National City Corp.
05/15/05                                                        7.200%       2,000,000           2,170,830
U.S. Bank
02/04/14                                                        6.300%       2,500,000           2,572,277

    The accompanying notes are an integral part of the financial statements.

DUE                                                                        PRINCIPAL               VALUE
DATE                                                            COUPON       AMOUNT               (NOTE 1)
----                                                            ------     ---------              -------

CORPORATE BONDS & NOTES (CONTINUED)
FINANCIALS (CONTINUED)
BANKS (CONTINUED)
Union Planters Bank
06/15/07                                                        5.125%     $ 1,500,000         $ 1,512,750
                                                                                              ------------

TOTAL BANKS                                                                                     13,645,628
                                                                                              ------------

BROKER/DEALERS - 9.0%
Bear Stearns Co.
08/01/02                                                        6.500%       3,000,000           3,010,401
Donaldson, Lufkin & Jenrette, Inc.
07/15/03                                                        6.170%       3,000,000           3,105,900
11/01/05                                                        6.875%       1,000,000           1,077,302
Goldman Sachs Group, Inc.
08/17/05                                                        7.625%       3,800,000           4,164,450
Lehman Brothers, Inc.
05/15/04                                                        7.375%       3,700,000           3,938,772
Merrill Lynch, Inc.
01/15/07                                                        7.000%       2,580,000           2,762,455
Salomon, Inc.
02/01/04                                                        7.200%       4,000,000           4,237,064
                                                                                              ------------
TOTAL BROKER/DEALERS                                                                            22,296,344
                                                                                              ------------

FINANCIAL SERVICES - 8.1%
Associates Corp. of North America
10/15/02                                                        6.375%       1,100,000           1,114,022
Athena Nuero Financial, LLC
02/21/08                                                        7.250%       4,200,000           3,629,779
Countrywide Funding Corp.
10/22/04                                                        6.840%       2,500,000           2,654,922
Ford Motor Credit Co.
08/01/05                                                        7.600%       3,500,000           3,674,639
General Electric Corp.
09/11/03                                                        6.750%       3,425,000           3,590,130
03/15/32                                                        6.750%       1,875,000           1,841,762
General Motors Acceptance Corp.
01/15/06                                                        6.750%       3,500,000           3,633,735
                                                                                              ------------
TOTAL FINANCIAL SERVICES                                                                        20,138,989
                                                                                              ------------

INSURANCE - 0.8%
Nationwide Mutual Insurance Co., 144A*
02/15/04                                                        6.500%       2,000,000           2,082,848
                                                                                              ------------

TOTAL FINANCIALS                                                                                58,163,809
                                                                                              ------------

INDUSTRIALS - 31.5%
CAPITAL GOODS - 7.4%
Arrow Electronics, Inc.
01/15/07                                                        7.000%       4,000,000           3,864,860
Dover Corp.
11/15/05                                                        6.450%       3,525,000           3,733,772
Lockheed Martin Corp.
03/15/03                                                        6.750%       3,500,000           3,583,325
05/15/06                                                        7.250%       2,300,000           2,499,021
Tyco International, Ltd.
01/15/09                                                        6.125%       4,000,000           3,077,400
06/15/28                                                        7.000%       2,300,000           1,631,275
                                                                                              ------------
TOTAL CAPITAL GOODS                                                                             18,389,653
                                                                                              ------------

DUE                                                                        PRINCIPAL               VALUE
DATE                                                            COUPON       AMOUNT               (NOTE 1)
----                                                            ------     ---------              -------
CONSUMER SERVICES - 4.1%
Cendant Corp., 144A*
08/15/06                                                        6.875%     $ 3,100,000         $ 3,117,822
USA Waste Services, Inc.
10/01/04                                                        7.000%       3,000,000           3,111,621
Waste Management, Inc., Step Bond
10/01/02                                                        7.700%       3,800,000           3,836,119
                                                                                              ------------

TOTAL CONSUMER SERVICES                                                                         10,065,562
                                                                                              ------------

CONSUMER STAPLES - 4.4%
Anheuser Busch, Inc.
09/01/05                                                        7.000%       2,400,000           2,419,068
Coca-Cola Enterprises, Inc.
10/15/36                                                        6.700%       2,250,000           2,344,511
Price/Costco, Inc.
06/15/05                                                        7.125%       3,700,000           4,015,284
Rite Aid Corp.
08/15/13                                                        6.875%       3,450,000           2,070,000
                                                                                              ------------
TOTAL CONSUMER STAPLES                                                                          10,848,863
                                                                                              ------------

HEALTHCARE - 0.8%
Cardinal Health, Inc.
02/15/04                                                        6.500%       2,000,000           2,108,106
                                                                                              ------------

TECHNOLOGY - 4.3%
AOL Time Warner, Inc.
04/15/11                                                        6.750%       4,400,000           4,049,169
05/01/32                                                        7.700%         500,000             443,551
Computer Sciences Corp.
03/15/09                                                        6.250%       4,200,000           4,320,721
Science Applications Int'l, Inc., 144A*
07/01/12                                                        6.250%       1,900,000           1,868,173
                                                                                              ------------
TOTAL TECHNOLOGY                                                                                10,681,614
                                                                                              ------------

TELECOMMUNICATIONS - 7.7%
Airtouch Communications, Inc.
05/01/08                                                        6.650%       4,450,000           4,676,234
GTE Corp.
04/15/06                                                        6.360%       4,400,000           4,522,074
11/01/08                                                        6.900%       3,500,000           3,636,262
Qwest Capital Funding, Inc.
02/15/11                                                        7.250%       4,000,000           2,240,000
U.S. West Capital Funding, Inc.
07/15/28                                                        6.875%       2,500,000           1,275,000
Verizon Wireless, Inc., 144A*
12/15/06                                                        5.375%       3,000,000           2,798,847
                                                                                              ------------
TOTAL TELECOMMUNICATIONS                                                                        19,148,417
                                                                                              ------------

TRAVEL & TRANSPORTATION - 2.8%
Continental Airlines, Inc.
02/02/20                                                        6.795%       2,425,925           2,329,182
Norfolk Southern Corp.
02/15/04                                                        7.875%       2,400,000           2,558,995
United Airlines, Inc.
04/01/11                                                        7.186%       2,257,627           2,114,154
                                                                                              ------------
TOTAL TRAVEL & TRANSPORTATION                                                                    7,002,331
                                                                                              ------------

TOTAL INDUSTRIALS                                                                               78,244,546
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

DUE                                                                        PRINCIPAL               VALUE
DATE                                                            COUPON       AMOUNT               (NOTE 1)
----                                                            ------     ---------              -------

CORPORATE BONDS & NOTES (CONTINUED)
UTILITIES - 2.4%
GAS - 2.4%
Coastal Corp.
02/01/09                                                        6.375%     $ 4,000,000         $ 3,715,524
Southern Natural Gas Co.
02/15/31                                                        7.350%       2,430,000           2,222,872
                                                                                              ------------

TOTAL UTILITIES                                                                                  5,938,396
                                                                                              ------------

TOTAL CORPORATE BONDS & NOTES                                                                  142,346,751
(Cost $145,721,265)                                                                           ------------

MORTGAGE-BACKED OBLIGATIONS - 0.3%
Federal National Mortgage Association
Pool #250885
04/01/27                                                        7.500%         743,640             783,424
Government National Mortgage Association
Pool #26825
09/15/08                                                        9.000%          42,723              46,314
                                                                                              ------------
TOTAL MORTGAGE-BACKED OBLIGATIONS                                                                  829,738
(Cost $784,031)                                                                               ------------


                                                                                                   VALUE
                                                                           SHARES                 (NOTE 1)
                                                                           ------                 -------
MONEY MARKET MUTUAL FUNDS - 1.9%
SSGA Prime Money Market Fund                                                 4,737,200           4,737,200
                                                                                              ------------
TOTAL MONEY MARKET MUTUAL FUNDS                                                                  4,737,200
(Cost $4,737,200)                                                                             ------------

TOTAL INVESTMENTS - 100.0%                                                                    $248,399,506
(Cost $247,961,956)                                                                           ============

*Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities amounted to a value of $9,867,690 or 3.91% of net assets.

INCOME TAX INFORMATION:

At June 30, 2002, the net unrealized depreciation based on cost for income tax purposes of $248,492,781 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                           $ 7,886,183

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                           (7,979,458)
                                                 ----------

Net unrealized depreciation                      $  (93,275)
                                                 ==========

The Bond Portfolio intends to elect to defer to its fiscal year ending June 30, 2003, $1,298,633 of losses recognized during the period November 1, 2001 to June 30, 2002.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2002, aggregated $133,776,947 and $132,608,208, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended June 30, 2002, aggregated $85,061,501 and $66,710,251, respectively.

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002
(Showing Percentage of Total Value of Investments)

DUE                                                                        PRINCIPAL               VALUE
DATE                                                            COUPON       AMOUNT               (NOTE 1)
----                                                            ------     ---------              -------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 48.9%
U.S. TREASURY NOTES - 2.2%
05/15/06                                                        4.625%     $ 5,000,000         $ 5,150,000
                                                                                              ------------

FEDERAL HOME LOAN BANK - 13.1%
11/14/03                                                        6.375%       3,000,000           3,138,813
02/15/06                                                        5.375%       9,500,000           9,939,299
08/15/06                                                        6.375%       5,000,000           5,408,205
11/15/07                                                        5.875%       7,000,000           7,426,846
03/08/11                                                        6.350%       3,800,000           3,937,286
11/15/11                                                        5.625%       1,000,000           1,021,253
                                                                                              ------------
TOTAL FEDERAL HOME LOAN BANK                                                                    30,871,702
                                                                                              ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 10.0%
01/15/04                                                        5.000%       5,000,000           5,182,125
01/15/06                                                        5.250%       6,500,000           6,777,179
07/15/06                                                        5.500%       5,500,000           5,768,884
01/05/07                                                        6.700%       5,500,000           6,035,854
                                                                                              ------------
TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                             23,764,042
                                                                                              ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.8%
02/13/04                                                        5.125%       4,500,000           4,669,182
05/02/06                                                        5.500%      18,000,000          18,907,812
01/20/07                                                        5.000%       4,000,000           4,092,124
02/01/11                                                        6.250%       5,000,000           5,255,800
02/17/11                                                        6.250%       2,000,000           2,075,158
                                                                                              ------------
TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                                             35,000,076
                                                                                              ------------

OTHER - 8.8
Private Export Funding Corp.
03/15/06                                                        5.340%      10,000,000          10,448,390
Tennessee Valley Authority
07/15/04                                                        4.750%      10,000,000          10,291,530
                                                                                              ------------
TOTAL OTHER                                                                                     20,739,920
                                                                                              ------------

TOTAL U.S. GOVERNMENT &
  AGENCY OBLIGATIONS                                                                           115,525,740
  (Cost $111,170,712)                                                                         ------------



CORPORATE BONDS & NOTES - 50.4%
FINANCIALS - 33.1
BANKS - 7.0%
BancOne Corp.
05/01/07                                                        7.600%         725,000             808,469
First Chicago Corp.
01/15/03                                                        7.625%       1,525,000           1,568,952
First Union National Bank
02/15/10                                                        7.875%       5,000,000           5,592,495
National City Corp.
03/01/04                                                        6.625%       1,650,000           1,737,170
Regions Financial Corp.
03/01/11                                                        7.000%       4,500,000           4,818,591
Union Planters Corp.
11/01/05                                                        6.750%       2,000,000           2,125,722
                                                                                              ------------
TOTAL BANKS                                                                                     16,651,399
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

DUE                                                                        PRINCIPAL               VALUE
DATE                                                            COUPON       AMOUNT               (NOTE 1)
----                                                            ------     ---------              -------

CORPORATE BONDS & NOTES (CONTINUED)
FINANCIALS (CONTINUED)
BROKER/DEALERS - 11.8%
Bear Stearns Co.
01/15/07                                                        5.700%     $ 3,000,000         $ 3,062,973
Goldman Sachs Group, Inc.
01/15/12                                                        6.600%       4,500,000           4,583,732
JP Morgan Chase & Co.
03/15/12                                                        6.625%       4,500,000           4,627,867
Lehman Brothers, Inc.
01/18/12                                                        6.625%       4,500,000           4,563,013
Merrill Lynch & Co., Inc.
01/15/04                                                        5.880%       4,000,000           4,149,212
08/01/04                                                        6.550%       1,400,000           1,474,316
Morgan Stanley Group, Inc.
03/01/07                                                        6.875%       5,000,000           5,349,260
                                                                                              ------------
TOTAL BROKER/DEALERS                                                                            27,810,373
                                                                                              ------------

FINANCIAL SERVICES - 14.3%
AIG Sunamerica Global Financing, 144A*
08/01/08                                                        5.850%       5,000,000           5,180,620
Associates Corp. of North America
04/15/03                                                        6.000%       4,000,000           4,117,372
Boeing Capital Corp.
09/27/05                                                        7.100%       3,000,000           3,246,078
Cigna Corp.
01/15/06                                                        6.375%       1,350,000           1,435,494
Ford Motor Credit Co.
02/01/06                                                        6.875%       7,000,000           7,161,462
General Motors Acceptance Corp.
03/12/03                                                        5.800%       5,000,000           5,107,405
07/15/05                                                        7.500%       3,000,000           3,197,256
Household Finance Corp.
10/15/11                                                        6.375%       4,500,000           4,304,781
                                                                                              ------------
TOTAL FINANCIAL SERVICES                                                                        33,750,468
                                                                                              ------------

TOTAL FINANCIALS                                                                                78,212,240
                                                                                              ------------

INDUSTRIALS - 16.4%
AEROSPACE & Defense - 0.6%
Lockheed Martin Corp.
03/15/03                                                        6.750%       1,300,000           1,330,949
                                                                                              ------------

AUTOMOBILES - 1.4%
DaimlerChrysler AG
01/18/11                                                        7.750%       3,000,000           3,222,393
                                                                                              ------------

FOOD BEVERAGES & TOBACCO - 1.9%
Kraft Foods, Inc.
06/01/12                                                        6.250%       4,395,000           4,528,665
                                                                                              ------------

HEALTHCARE - 1.5%
Abbott Laboratories
07/01/06                                                        5.625%       3,500,000           3,626,959
                                                                                              ------------

HOTEL RESTAURANT & LIESURE - 2.2%
Walt Disney Co.
12/15/03                                                        5.125%       5,000,000           5,128,155
                                                                                              ------------

MEDIA PUBLISHING & CABLE - 2.0%
Viacom, Inc.
05/15/11                                                        6.625%       4,500,000           4,619,259
                                                                                              ------------

DUE                                                                        PRINCIPAL               VALUE
DATE                                                            COUPON       AMOUNT               (NOTE 1)
----                                                            ------     ---------              -------
OFFICE EQUIPMENT - 2.2%
Pitney Bowes, Inc.
02/01/05                                                        5.950%     $ 5,000,000        $  5,271,110
                                                                                              ------------

RETAIL FOOD & DRUG - 0.6%
Safeway, Inc.
09/15/04                                                        6.850%       1,400,000           1,489,552
                                                                                              ------------

TELECOMMUNICATIONS - 4.0%
Bellsouth Corp.
10/15/11                                                        6.000%       5,000,000           5,054,395
GTE North, Inc.
11/01/08                                                        6.900%       3,500,000           3,636,262
New York Telephone Co.
02/15/04                                                        6.250%         875,000             904,155
                                                                                              ------------
TOTAL TELECOMMUNICATIONS                                                                         9,594,812
                                                                                              ------------

TOTAL INDUSTRIALS                                                                               38,811,854
                                                                                              ------------

UTILITIES -- 0.9%
ELECTRIC - 0.9%
Texas Utilities Co.
10/01/02                                                        6.200%       2,000,000           2,020,960
                                                                                              ------------
TOTAL UTILITIES                                                                                  2,020,960
                                                                                              ------------

TOTAL CORPORATE BONDS & NOTES                                                                  119,045,054
(Cost $115,364,077)                                                                           ------------

                                                                              SHARES
                                                                           ---------
MONEY MARKET MUTUAL FUNDS - 0.7%
SSGA Prime Money Market Fund                                                 1,595,892           1,595,892
                                                                                              ------------
TOTAL MONEY MARKET MUTUAL FUNDS                                                                  1,595,892
(Cost $1,595,892)                                                                             ------------

TOTAL INVESTMENTS - 100.0%                                                                    $236,166,686
(Cost $228,130,681)                                                                           ============

*Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities amounted to a value of $5,180,620 or 2.16% of net assets.

INCOME TAX INFORMATION:

At June 30, 2002, the net unrealized appreciation based on cost for income tax purposes of $228,130,681 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                       $8,125,144

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                          (89,139)
                                                             ----------

Net unrealized appreciation                                  $8,036,005
                                                             ==========

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2002 aggregated $141,661,143 and $144,111,253 respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended June 30, 2002, aggregated $84,871,091 and $114,358,753, respectively.

    The accompanying notes are an integral part of the financial statements.

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002
(Showing Percentage of Total Value of Investments)

DUE                                                                             BOND RATING        PRINCIPAL            VALUE
DATE                                                            COUPON           MOODY/S&P          AMOUNT             (NOTE 1)
----                                                            ------          -----------        ---------           --------
TENNESSEE MUNICIPAL OBLIGATIONS - 97.7%
GENERAL OBLIGATION BONDS - 53.5%
Anderson County
Rural Elementary School
03/01/08                                                      5.150%, FGIC         Aaa/AAA       $  500,000          $  514,640
Bradley County
03/01/10                                                      4.250%, FGIC         Aaa/AAA        1,000,000           1,026,950
Chattanooga
11/01/06                                                      5.600%                Aa2/AA          500,000             515,750
05/01/08                                                      5.400%, FSA          Aaa/AAA          500,000             525,850
Collierville
Water & Sewer Systems
11/01/16                                                      5.500%, MBIA         Aaa/AAA        1,000,000           1,039,260
Crockett County
04/01/11                                                      5.000%, AMBAC         Aaa/NR          500,000             522,040
Franklin City
Special School District
06/01/12                                                      5.100%                Aa3/NR        2,500,000           2,706,075
Franklin County
03/01/13                                                      5.250%, MBIA         Aaa/AAA          750,000             812,407
Grundy County
05/01/06                                                      5.350%, FGIC         Aaa/AAA          300,000             326,661
Hamilton County
07/01/05                                                      5.400%                Aa1/NR           500,000             537,350
11/01/09                                                      5.000%                Aa1/NR         3,100,000           3,353,580
11/01/15                                                      5.300%                Aa1/NR         3,535,000           3,739,676
Jackson
03/01/14                                                      5.125%, MBIA          Aaa/NR        3,100,000           3,205,493
Johnson City
06/01/08                                                      5.600%, FSA          Aaa/AAA          500,000             539,175
06/01/12                                                      5.900%, FSA          Aaa/AAA          245,000             265,568
05/01/14                                                      5.550%, FGIC         Aaa/AAA        2,250,000           2,370,285
Kingsport
09/01/07                                                      5.900%                 A1/A+        1,000,000           1,027,310
Knox County
04/01/08                                                      5.100%                 Aa/AA        2,000,000           2,075,320
Knoxville
05/01/07                                                      5.250%, MBIA         Aaa/AAA        3,000,000           3,175,320
05/01/08                                                      5.300%, MBIA         Aaa/AAA        1,350,000           1,422,630
La Vergne
Water & Sewer
03/01/14                                                      5.400%                 A1/NR          500,000             518,255
Lawrenceburg
Public Building Authority
07/01/15                                                      5.500%, FSA          Aaa/AAA        1,330,000           1,440,789
Lincoln County
04/01/14                                                      5.250%, FGIC         Aaa/NR         1,315,000           1,434,231
Maury County
04/01/07                                                      5.125%, AMBAC        Aaa/AAA        2,000,000           2,084,540
Memphis
11/01/10                                                      5.200%                 Aa/AA        1,000,000           1,052,480
10/01/11                                                      5.125%                Aa2/AA        1,000,000           1,052,710
07/01/12                                                      5.250%                 Aa/AA        3,000,000           3,220,380
04/01/13                                                      5.250%                Aa2/AA        4,000,000           4,252,040
11/01/13                                                      5.250%                 Aa/AA        1,000,000           1,045,120
Metropolitan Nashville & Davidson
07/01/13                                                      5.250%                Aa2/NR        1,000,000           1,092,620
Monroe County
05/01/06                                                      5.250%, FSA           Aaa/NR        1,500,000           1,627,905
Murfreesboro
08/01/04                                                      5.500%                 A1/NR        1,000,000           1,017,740

DUE                                                                             BOND RATING        PRINCIPAL            VALUE
DATE                                                            COUPON           MOODY/S&P          AMOUNT             (NOTE 1)
----                                                            ------          -----------        ---------           --------
Putnam County
04/01/05                                                      5.250%, MBIA         Aaa/AAA       $3,000,000          $3,129,780
04/01/07                                                      5.100%, MBIA         Aaa/AAA        1,540,000           1,604,572
Rutherford County
04/01/09                                                      5.250%               Aa3/AA-          500,000             543,050
04/01/14                                                      5.000%                Aa2/AA        5,000,000           5,245,100
Shelby County
04/01/09                                                      5.500%               Aa3/AA+        1,125,000           1,205,179
06/01/09                                                      5.625%               Aa2/AA+        1,000,000           1,103,550
11/01/09                                                      5.300%               Aa2/AA+        3,000,000           3,302,280
03/01/10                                                      5.500%               Aa3/AA+        2,000,000           2,214,240
04/01/14                                                      5.625%                NR/AA+          500,000             547,665
04/01/14                                                      5.625%               Aa3/AA+        1,500,000           1,594,650
05/01/14                                                      4.700%               Aa3/AA+        2,000,000           2,042,040
Tennessee State
03/01/07                                                      5.400%               Aa1/AA+        1,740,000           1,863,766
05/01/11                                                      5.000%               Aa1/AA+        4,000,000           4,307,160
05/01/13                                                      5.300%               Aa1/AA+          750,000             796,567
Tipton County
04/01/12                                                      5.250%, AMBAC        Aaa/NR           500,000             525,190
Warren County
06/01/12                                                      5.000%, MBIA         Aaa/NR         1,845,000           1,988,412
Weakley County
05/01/09                                                      5.000%, FGIC         Aaa/AAA          350,000             362,950
White House
02/01/12                                                      5.300%, MBIA         Aaa/AAA        1,000,000           1,021,290
Williamson County
04/01/06                                                      5.500%                Aa1/NR        2,000,000           2,069,580
03/01/11                                                      6.000%                Aa1/NR        1,000,000           1,143,550
04/01/12                                                      5.000%                Aa1/NR        2,500,000           2,689,500
03/01/13                                                      5.000%                Aa1/NR        2,500,000           2,647,550
03/01/14                                                      5.000%                Aa1/NR        2,000,000           2,100,240
03/01/15                                                      5.150%                Aa1/NR        1,500,000           1,573,395
Wilson County
04/01/07                                                      5.250%                 A1/NR        1,000,000           1,041,660
                                                                                                                    -----------

TOTAL GENERAL OBLIGATION BONDS                                                                                       96,203,066
                                                                                                                    -----------

REVENUE BONDS - 44.2%
HEALTH & EDUCATION - 23.1%
Anderson County
Methodist Medical Center
07/01/05                                                      5.500%                 A1/NR        1,400,000           1,430,632
07/01/08                                                      5.700%                 A1/NR        1,000,000           1,015,430
Blount County
07/01/09                                                      5.250%               Baa1/NR        2,765,000           2,796,134
Bristol
Memorial Hospital
09/01/13                                                      5.125%, FGIC         Aaa/AAA        1,500,000           1,536,120
Chattanooga-Hamilton
10/01/04                                                      5.375%, FSA          Aaa/AAA        2,000,000           2,142,340
Franklin County
09/01/09                                                      4.750%                 NR/A+        2,150,000           2,265,864
Jackson
04/01/06                                                      5.300%                 A1/A+        1,000,000           1,066,220
04/01/07                                                      5.300%                 A1/A+        2,000,000           2,114,520
04/01/10                                                      5.500%, AMBAC        Aaa/AAA          400,000             426,812
Johnson City
07/01/09                                                      5.125%, MBIA         NR/AAA         5,705,000           6,191,009
Knox County
04/01/05                                                      4.875%               Baa1/NR        2,600,000           2,672,046

    The accompanying notes are an integral part of the financial statements.

DUE                                                                             BOND RATING        PRINCIPAL            VALUE
DATE                                                            COUPON           MOODY/S&P          AMOUNT             (NOTE 1)
----                                                            ------          -----------        ---------           --------

REVENUE BONDS (CONTINUED)
HEALTH & EDUCATION (CONTINUED)
Knox County
Baptist Health
04/15/11                                                      5.500%, CONLEE        NR/AAA       $3,000,000          $3,217,350
Knox County
Ft. Sanders
01/01/13                                                      6.250%, MBIA         Aaa/AAA        1,000,000           1,154,160
01/01/14                                                      5.750%, MBIA         Aaa/AAA        1,000,000           1,124,620
01/01/15                                                      5.250%, MBIA         Aaa/AAA        2,175,000           2,342,562
Metropolitan Nashville & Davidson
Vanderbilt University
07/01/14                                                      5.375%                Aa3/AA        1,000,000           1,058,710
05/01/16                                                      5.600%                Aa3/AA        2,600,000           2,771,938
Shelby County
Methodist Health Systems, Inc.
08/01/12                                                      5.500%, MBIA         Aaa/AAA        1,350,000           1,480,410
08/02/12                                                      5.500%, MBIA         Aaa/AAA          650,000             695,331
Sullivan County
Holston Valley Healthcare
02/15/13                                                      5.750%, MBIA         Aaa/AAA        1,200,000           1,249,368
Tennessee State School
Board Authority
05/01/11                                                      5.500%                 A1/AA          500,000             536,665
Wilson County
03/30/07                                                      5.000%, FSA          Aaa/AAA        2,000,000           2,160,780
                                                                                                                    -----------
TOTAL HEALTH & EDUCATION                                                                                             41,449,021
                                                                                                                    -----------

HOUSING - 1.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21                                                      5.200%                NR/AAA        1,000,000           1,049,360
Tennessee Housing
Development Agency
01/01/11                                                      5.800%                Aa2/AA          400,000             424,760
07/01/13                                                      5.800%                Aa2/AA          350,000             360,451
                                                                                                                    -----------
TOTAL HOUSING                                                                                                         1,834,571
                                                                                                                    -----------

INDUSTRIAL DEVELOPMENT - 0.4%
Memphis - Shelby County
03/15/05                                                      5.400%                NR/AA-          650,000             684,092
                                                                                                                    -----------

STATE AUTHORITY - 3.2%
Tennessee State Local
Development Authority
03/01/05                                                      5.500%                A2/AA-        2,500,000           2,603,225
03/01/14                                                      5.125%, MBIA         Aaa/AAA        2,000,000           2,071,660
10/01/14                                                      6.450%                   A/A        1,000,000           1,116,990
                                                                                                                    -----------
TOTAL STATE AUTHORITY                                                                                                 5,791,875
                                                                                                                    -----------

UTILITIES - 16.5%
Clarksville
Water, Sewer & Gas
02/01/10                                                      5.300%, MBIA         Aaa/NR           900,000             999,099
Dickson
Electric
09/01/11                                                      5.625%, MBIA         Aaa/AAA        1,000,000           1,105,310

DUE                                                                             BOND RATING        PRINCIPAL            VALUE
DATE                                                            COUPON           MOODY/S&P          AMOUNT             (NOTE 1)
----                                                            ------          -----------        ---------           --------
Fayetteville
Electric
04/01/11                                                      5.250%                  A/NR       $1,750,000          $1,816,045
Harpeth Valley
Utility District
09/01/03                                                      5.250%                  A1/A        1,000,000           1,040,740
09/01/06                                                      5.500%                  A1/A          500,000             525,750
09/01/11                                                      5.500%                  A1/A        1,650,000           1,713,063
Johnson City
Electric
05/01/10                                                      5.400%, MBIA         Aaa/AAA          500,000             527,495
05/01/12                                                      5.100%, MBIA         Aaa/AAA        1,500,000           1,579,350
Knox Chapman
Water & Sewer
01/01/04                                                      5.500%, MBIA         Aaa/AAA          430,000             451,986
Knoxville
Gas
03/01/14                                                      5.350%                Aa3/AA        2,760,000           2,940,697
La Follette
Electric
06/01/11                                                      5.800%, AMBAC        Aaa/AAA          430,000             479,274
03/01/15                                                      5.250%, AMBAC        Aaa/NR         1,000,000           1,034,560
Lawrenceburg
Electric
07/01/06                                                      5.200%, MBIA         Aaa/AAA          345,000             374,998
Lenoir City
Electric
06/01/07                                                      5.000%, AMBAC        Aaa/NR         2,000,000           2,166,140
Madison
Utility District
02/01/10                                                      5.600%, MBIA         Aaa/AAA          500,000             543,790
Memphis
Sanitation Sewer System
01/01/05                                                      5.250%               Aa2/AA+        2,250,000           2,397,600
Metropolitan Nashville & Davidson
Electric
05/15/15                                                      5.125%                Aa3/AA        1,000,000           1,044,340
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08                                                      5.000%, FGIC         Aaa/AAA        4,000,000           4,305,840
01/01/13                                                      5.200%, FGIC         Aaa/AAA        1,500,000           1,626,255
Rutherford County
Water Works
02/01/11                                                      5.100%, FGIC         Aaa/NR           500,000             528,005
Sevier County
09/01/06                                                      5.500%, AMBAC        Aaa/AAA          775,000             833,807
09/01/10                                                      5.400%, AMBAC        Aaa/AAA          500,000             524,045
Sevier County
Gas
05/01/11                                                      5.400%, AMBAC        Aaa/NR         1,000,000           1,062,210
                                                                                                                    -----------
TOTAL UTILITIES                                                                                                      29,620,399
                                                                                                                    -----------

TOTAL REVENUE BONDS                                                                                                  79,379,958
                                                                                                                    -----------

 TOTAL TENNESSEE MUNICIPAL
    OBLIGATIONS                                                                                                     175,583,024
   (Cost $167,742,516)                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

DUE                                                                             BOND RATING        PRINCIPAL            VALUE
DATE                                                            COUPON           MOODY/S&P          AMOUNT             (NOTE 1)
----                                                            ------          -----------        ---------           --------
OTHER STATE MUNICIPAL OBLIGATIONS - 1.0%
GENERAL OBLIGATION BONDS - 0.4%
Harris County, Texas
08/15/15                                                      6.500%                Aa2/AA       $  785,000        $    804,696
                                                                                                                   ------------

REVENUE BONDS
TRANSPORTATION - 0.6%
Indianapolis
Public Improvement Transportation
07/01/10                                                      6.000%                Aa/AA-          950,000           1,010,762
                                                                                                                   ------------

TOTAL OTHER STATE MUNICIPAL OBLIGATIONS                                                                               1,815,458
(Cost $1,745,942)                                                                                                  ------------

                                                                                                  SHARES
                                                                                                  ------
MONEY MARKET MUTUAL FUNDS - 1.3%
Federated Tennessee Municipal Cash Trust                                                          2,271,041           2,271,041
                                                                                                                   ------------

TOTAL MONEY MARKET MUTUAL FUNDS                                                                                       2,271,041
   (Cost $2,271,041)                                                                                               ------------


TOTAL INVESTMENTS - 100.0%                                                                                         $179,669,523
   (Cost $171,759,499)                                                                                             ============


The Portfolio had the following insurance concentration of 10% or greater at June 30, 2002 (as a percentage of net assets):

       MBIA  21.6%

INCOME TAX INFORMATION:

At June 30, 2002, the net unrealized appreciation based on cost for income tax purposes of $171,759,499 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                                                                      $7,966,503

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                                                                      (56,479)
                                                                                                                   ----------

Net unrealized appreciation                                                                                        $7,910,024
                                                                                                                   ==========


OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the year ended June 30, 2002, aggregated $13,850,446 and $24,933,150, respectively.

RATINGS:

The Moody's and S&P ratings are believed to be the most recent ratings at June 30, 2002. Ratings are not covered by the report of Independent Auditors.

UNAUDITED INCOME TAX INFORMATION:

Tennessee Tax-Free Portfolio had designated all dividends paid during the year ended June 30, 2002, as exempt-interest dividends. Thus, 100% of these distributions are exempt from federal income tax.



U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002
(Showing Percentage of Total Value of Investments)

DUE                                                DISCOUNT RATE OR          PRINCIPAL            VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 77.4%
FEDERAL FARM CREDIT BANK - 2.2%
09/04/02                                               3.450%              $ 3,000,000        $  2,999,389
                                                                                              ------------
TOTAL FEDERAL FARM CREDIT BANK                                                                   2,999,389
                                                                                              ------------

FEDERAL HOME LOAN BANK - 8.1%
07/20/02                                               1.724%*               2,000,000           1,999,938
12/27/02                                               2.250%                4,000,000           4,000,000
04/11/03                                               2.800%                3,000,000           3,000,000
06/16/03                                               2.650%                2,000,000           1,999,586
                                                                                              ------------
TOTAL FEDERAL HOME LOAN BANK                                                                    10,999,524
                                                                                              ------------

FEDERAL HOME LOAN MORTGAGE CORP. - 32.8%
07/03/02                                               1.860%               10,000,000           9,998,967
07/11/02                                               1.810%               10,000,000           9,994,972
07/18/02                                               1.760%                6,000,000           5,995,013
08/01/02                                               1.780%               10,000,000           9,984,672
08/15/02                                               1.865%                5,000,000           4,988,344
11/07/02                                               2.150%                4,000,000           3,972,086
                                                                                              ------------
TOTAL FEDERAL HOME LOAN MRTG. CORP.                                                             44,934,054
                                                                                              ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 31.4%
07/03/02                                               1.840%               10,000,000           9,998,978
07/05/02                                               3.950%                1,500,000           1,499,993
07/05/02                                               1.720%*               5,000,000           4,999,351
07/10/02                                               1.820%                5,000,000           4,997,725
07/10/02                                               1.806%*               1,000,000             999,707
07/25/02                                               1.770%*               5,000,000           4,999,748
08/01/02                                               1.733%*               5,000,000           4,996,220
08/09/02                                               3.375%                1,000,000             996,344
08/14/02                                               1.795%                5,000,000           4,989,030
08/15/02                                               6.750%                3,500,000           3,512,390
11/15/02                                               2.400%                1,000,000             990,867
                                                                                              ------------
TOTAL FEDERAL NAT'L  MORTGAGE ASSOC.                                                            42,980,353
                                                                                              ------------

STUDENT LOAN MARKETING ASSOCIATION - 2.9%
07/02/02                                               2.062%*               4,000,000           3,999,999
                                                                                              ------------
TOTAL STUDENT LOAN  MARKETING ASSOC.                                                             3,999,999
                                                                                              ------------

TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS                                                                                  105,913,319
                                                                                              ------------

    The accompanying notes are an integral part of the financial statements.

DUE                                                DISCOUNT RATE OR          MATURITY             VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
REPURCHASE AGREEMENTS - 22.6%
Shearson Lehman, 1.93%,
dated 06/28/02, due 07/01/02,
collaterized by $20,599,935
Federal National Mortgage Association,
7.25%, due 05/15/30                                                       $ 20,003,217        $ 20,000,000

State Street, 1.90%,
dated 06/28/02, due 07/01/02,
collaterized by $11,273,344
Federal Home Loan Bank
4.625%, due 08/13/04                                                        10,941,732          10,940,000
                                                                                              ------------

TOTAL REPURCHASE AGREEMENTS                                                                     30,940,000
                                                                                              ------------

TOTAL INVESTMENTS - 100.0%                                                                    $136,853,319
                                                                                              ============

*Floating or variable rate security rate disclosed as of June 30, 2002. Maturity date represents the nextinterest rate reset date.

INCOME TAX INFORMATION:
Total cost for federal income tax purposes - $136,853,319

As of June 30,2002, the U.S. Government Money Market Portfolio had capital loss carryovers of $7,014, $919, $6,010, $3,440, and $557 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005, June 30, 2006, June 30, 2008, June 30, 2009, and June 30, 2010, respectively.

The U.S. Government Money Market Portfolio intends to elect to defer to its fiscal year ending June 30, 2003, $1,243 of losses recognized during the period November 1, 2001 to June 30, 2002.



MUNICIPAL MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002
(Showing Percentage of Total Value of Investments)

DUE                                                DISCOUNT RATE OR          PRINCIPAL            VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
MUNICIPAL BONDS & NOTES - 100.0%
ALABAMA - 0.6%
Alabama Housing Financial Authority
07/03/02                                               1.200%*                $500,000           $ 500,000
                                                                                               -----------

ARKANSAS -  0.6%
Arkansas Hospital Equipment
Financial Authority
07/04/02                                               1.380%*                 500,000             500,000
                                                                                               -----------

ARIZONA - 2.4%
Apache County
Industrial Development
07/03/02                                               1.250%*               1,600,000           1,600,000
Arizona State Board of Transportation
Tax Revenue
07/01/02                                               5.000%                  450,000             450,000
                                                                                               -----------
                                                                                                 2,050,000
                                                                                               -----------

CONNECTICUT - 0.3%
South Central Connecticut
Regional Water Authority
08/01/02                                               4.400%                  250,000             250,576
                                                                                               -----------

FLORIDA - 11.4%
Brevard County
School Board Certificates
07/01/02                                               6.500%                  400,000             408,000
Dade County Health Facilities
08/15/15                                               6.500%                  300,000             307,690
Dade County Professional Sports
Franchise Facility
10/01/02                                               6.000%                  160,000             163,976
Florida State Municipal Power Agency
Stanton II
10/01/02                                               6.000%                  800,000             824,777
Hillsborough County School District
08/15/02                                               5.250%                  100,000             100,426
Jacksonville
Excise Tax Revenue
10/01/02                                               6.000%                  100,000             100,975
Orange County Housing Financial Authority
07/03/02                                               1.200%*               4,100,000           4,100,000
Orlando
Special Assessment Revenue
07/03/02                                               1.500%*               1,200,000           1,200,000
Pinellas County Health Facilities
07/01/02                                               1.850%*               2,300,000           2,300,000
                                                                                               -----------
                                                                                                 9,505,844
                                                                                               -----------
GEORGIA - 6.6%
Chatham County School District
08/01/02                                               5.200%                  300,000             300,928
Cobb County Housing Authority
Post Bridge Project
07/03/02                                               1.200%                1,550,000           1,550,000
Fulton County
Development Authority
07/03/02                                               1.250%                2,000,000           2,000,000
07/03/02                                               1.250%                1,000,000           1,000,000
Smyrna Housing Authority
Villages Project
07/03/02                                               1.200%                  700,000             700,000
                                                                                               -----------
                                                                                                 5,550,928
                                                                                               -----------

    The accompanying notes are an integral part of the financial statements.

DUE                                                DISCOUNT RATE OR          PRINCIPAL            VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
MUNICIPAL BONDS & NOTES (CONTINUED)
ILLINOIS - 5.2%
Chicago O'Hare International Airport
07/03/02                                               1.290%*             $ 2,050,000         $ 2,050,000
Cook County
11/15/02                                               6.100%                  250,000             253,772
Illinois Development Financial Authority
07/03/02                                               1.200%*               2,000,000           2,000,000
                                                                                               -----------
                                                                                                 4,303,772
                                                                                               -----------
INDIANA - 8.5%
East Allen
Multi School Building
07/10/02                                               4.000%                  525,000             525,271
Greensburg
Community Schools
12/31/02                                               2.750%                  500,000             501,920
Hendricks County
Industrial Redevelopment
07/04/02                                               1.350%*               1,000,000           1,000,000
Indiana State Educational
Facilities Authority
07/03/02                                               1.300%*               1,300,000           1,300,000
03/20/03                                               2.360%                1,000,000           1,002,818
Indiana University
07/03/02                                               1.200%*               2,440,000           2,440,000
Shelby County
Jail Building
07/15/02                                               6.100%                  300,000             306,375
                                                                                               -----------
                                                                                                 7,076,384
                                                                                               -----------

IOWA - 2.4%
Des Moines
Commercial Development
07/04/02                                               1.400%*               2,000,000           2,000,000
                                                                                               -----------

MARYLAND - 2.9%
Community Development Administration
07/03/02                                               1.150%*               1,400,000           1,400,000
12/19/02                                               1.600%                1,000,000           1,000,000
                                                                                               -----------
                                                                                                 2,400,000
                                                                                               -----------
MASSACHUSETTS - 0.8%
Massachusetts State
07/04/02                                               1.200%*                 500,000             500,000
Massachusetts State
Health Authority
07/01/02                                               6.500%                  165,000             168,300
                                                                                               -----------
                                                                                                   668,300
                                                                                               -----------
MICHIGAN - 2.4%
Detroit Water Supply
07/03/02                                               1.200%*               1,000,000           1,000,000
Grand Valley Michigan State University
07/04/02                                               1.250%*               1,000,000           1,000,000
                                                                                               -----------
                                                                                                 2,000,000
                                                                                               -----------
MINNESOTA - 1.6%
Minneapolis Convention Center
07/04/02                                               1.200%*               1,000,000           1,000,000
07/04/02                                               1.200%*                 300,000             300,000
                                                                                               -----------
                                                                                                 1,300,000
                                                                                               -----------

DUE                                                DISCOUNT RATE OR          PRINCIPAL            VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
MISSISSIPPI - 0.4%
Mississippi State Lease Certificates
10/15/02                                               3.000%              $   325,000         $   325,733
                                                                                               -----------

MISSOURI - 0.5%
Missouri State Development Financial
Board Lease Revenue
07/03/02                                               1.400%*                 400,000             400,000
                                                                                               -----------

NEVADA - 2.7%
Clark County Airport Authority
07/03/02                                               1.200%*               2,244,000           2,244,030
                                                                                               -----------

NEW JERSEY - 4.4%
Bridgewater
10/11/02                                               2.450%                  270,000             270,264
Butler
09/06/02                                               3.100%                  500,000             500,482
Mercer County
10/18/02                                               2.625%                2,000,000           2,005,116
Montgomery
12/04/02                                               3.000%                  500,000             502,391
Morris County
11/01/02                                               2.750%                  421,500             422,425
                                                                                               -----------
                                                                                                 3,700,678
                                                                                               -----------
NEW MEXICO - 1.2%
New Mexico State
Hospital Equipment
07/03/02                                               1.750%*               1,000,000           1,000,000
                                                                                               -----------

NORTH CAROLINA - 6.9%
Charlotte Mecklenberg Hospital
07/04/02                                               1.250%*               2,000,000           2,000,000
07/04/02                                               1.200%*                 315,000             315,000
North Carolina Medical Care
Community Hospital - Duke
07/04/02                                               1.200%*                 130,000             130,000
North Carolina Medical Care
Community Hospital - Park Ridge
07/04/02                                               1.200%*               1,800,000           1,800,000
North Carolina Medical Care
Community Retirement Facilities
07/03/02                                               1.300%*               1,500,000           1,500,000
                                                                                               -----------
                                                                                                 5,745,000
                                                                                               -----------

OHIO - 10.9%
American Municipal Power
11/26/02                                               2.300%                  575,000             575,000
Belmont County
03/19/03                                               2.500%                1,000,000           1,003,348
Bowling Green
03/27/03                                               2.100%                  400,000             400,404
Brecksville
05/08/03                                               2.350%                  400,000             400,642
Cleveland
12/12/02                                               2.000%                1,000,000           1,000,662
Cuyahoga County Hospital
07/03/02                                               1.300%*                 410,000             410,000
07/03/02                                               1.350%*                 280,000             280,000

    The accompanying notes are an integral part of the financial statements.

DUE                                                DISCOUNT RATE OR          PRINCIPAL            VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
MUNICIPAL BONDS & NOTES (CONTINUED)
OHIO (CONTINUED)
Erie County**
07/10/03                                               2.125%              $ 1,000,000         $ 1,004,670
Fairfield County
07/09/02                                               2.440%                1,200,000           1,200,261
10/10/02                                               2.590%                  500,000             500,504
Hamilton County
06/05/03                                               1.910%                  715,000             715,000
Hamilton County
Healthcare
07/05/02                                               1.280%*                 800,000             800,000
Marion County
12/01/02                                               3.000%                  340,000             341,116
Montgomery County
Health Care Facility
07/04/02                                               1.350%*                 230,000             230,000
Ross County
03/20/03                                               2.010%                  250,000             250,532
                                                                                               -----------
                                                                                                 9,112,139
                                                                                               -----------

PENNSYLVANIA - 6.1%
Bucks County
Tax & Revenue
12/31/02                                               2.750%                1,500,000           1,508,651
Harrisburg
07/04/02                                               1.280%*                 395,000             395,000
Luzerne County
Convention Center
07/04/02                                               1.250%*               1,990,000           1,990,000
Pennsylvania State
Higher Education
07/03/02                                               1.150%*                 500,000             500,000
07/03/02                                               1.150%*                 300,000             300,000
Washington County Equipment Lease
07/03/02                                               1.300%*                 380,000             380,000
                                                                                               -----------
                                                                                                 5,073,651
                                                                                               -----------

RHODE ISLAND - 1.8%
North Providence
08/08/02                                               3.000%                1,500,000           1,500,349
                                                                                               -----------

SOUTH CAROLINA - 3.7%
Piedmont
Power Agency
07/03/02                                               1.200%*               1,700,000           1,700,000
07/03/02                                               1.200%*               1,400,000           1,400,000
                                                                                               -----------
                                                                                                 3,100,000
                                                                                               -----------

TENNESSEE - 5.2%
Chattanooga Health, Education & Housing
Baylor
07/03/02                                               1.250%*                 820,000             820,000
Clarksville Public Building Authority
07/04/02                                               1.250%*               1,055,000           1,055,000
Memphis
07/03/02                                               1.350%*                 900,000             900,000
Metro. Gov't Nashville Airport
07/03/02                                               1.300%*                 800,000             800,000
Washington County Industrial
Development Springbrook Property
07/03/02                                               1.250%*                 800,000             800,000
                                                                                               -----------
                                                                                                 4,375,000
                                                                                               -----------

DUE                                                DISCOUNT RATE OR          PRINCIPAL            VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
TEXAS - 3.2%
Arlington
08/15/02                                               2.900%              $   500,000         $   500,714
Harris County
10/01/02                                               5.900%                  100,000             100,988
Houston
Water & Sewer Systems
12/01/02                                               5.900%                  200,000             207,173
Klein
Independent School District
08/01/02                                               5.000%                  350,000             351,004
Texas State
10/01/02                                               6.100%                  500,000             505,035
Texas State Tax & Revenue
08/29/02                                               3.750%                1,000,000           1,001,843
                                                                                               -----------
                                                                                                 2,666,757
                                                                                               -----------

VERMONT - 1.0%
Burlington
11/01/02                                               3.000%                  810,000             812,120
                                                                                               -----------

VIRGINIA - 0.7%
Fairfax County
Industrial Development Authority
07/03/02                                               1.300%*                 250,000             250,000
Hampton
Housing Authority
07/03/02                                               1.150%*                 350,000             350,000
                                                                                               -----------
                                                                                                   600,000
                                                                                               -----------

WASHINGTON, D.C. - 1.7%
District of Columbia Revenue
07/03/02                                               1.250%*               1,465,000           1,465,000
                                                                                               -----------

WASHINGTON - 0.7%
Washington State
Public Power Supply
07/01/02                                               6.250%                  575,000             586,500
                                                                                               -----------

WISCONSIN - 3.2%
Muskego Norway School District
04/01/03                                               2.250%                1,000,000           1,001,692
Waukesha School District
08/21/02                                               3.000%                1,500,000           1,500,650
Wisconsin State
05/01/03                                               5.250%                  150,000             154,433
                                                                                               -----------
                                                                                                 2,656,775
                                                                                               -----------

TOTAL MUNICIPAL BONDS & NOTES                                                                   83,469,536
                                                                                               -----------

TOTAL INVESTMENTS                                                                              $83,469,536
                                                                                               ===========

* Floating or variable rate security - rate disclosed as of June 30, 2002. Maturity date represents the next interest rate reset date.

** When - issued security to be delivered and settled July 10, 2002.

The Municipal Money Market Portfolio intends to elect to defer to its fiscal year ending June 30, 2003, $576 of losses recognized during the period November 1, 2001 to June 30, 2002.

INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $83,469,536

As of June 30, 2002, the Municipal Money Market Portfolio had capital loss carryovers of $897, $3,392 and $1,764 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2006, June 30, 2009, June 30, 2010, respectively.

The Municipal Money Market Portfolio had designated all dividends paid during the year ended June 30, 2002, as exempt-interest dividends. Thus, 100% of these distributions are exempt from federal income tax.

 The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
June 30, 2002
(Showing Percentage of Total Value of Investments)

DUE                                                DISCOUNT RATE OR          PRINCIPAL            VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.9%
FEDERAL HOME LOAN BANK - 5.8%
12/27/02                                               2.250%              $ 5,000,000         $ 5,000,000
02/28/03                                               2.280%                5,000,000           4,995,599
06/16/03                                               2.650%                5,000,000           4,998,877
                                                                                               -----------
TOTAL FEDERAL HOME LOAN BANK                                                                    14,994,476
                                                                                               -----------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.6%
02/15/03                                               7.000%                4,000,000           4,113,976
                                                                                               -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.5%
07/10/02                                               1.820%               15,000,000          14,993,147
08/14/02                                               1.795%               15,000,000          14,967,016
                                                                                               -----------

TOTAL FEDERAL NATIONAL MORTGAGE
  ASSOCIATION                                                                                   29,960,163
                                                                                               -----------

TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS                                                                                   49,068,615
                                                                                               -----------

CERTIFICATES OF DEPOSIT - 9.6%
BANKS - 9.6%
Bank of New York
02/24/03                                               2.340%                3,000,000           3,000,000
Societe Generale
10/31/02                                               2.315%                7,000,000           6,999,814
State Street Bank & Trust
08/19/02                                               1.900%               10,000,000          10,000,000
Westdeutsche Lands
11/13/02                                               2.035%                5,000,000           4,994,518
                                                                                               -----------
TOTAL CERTIFICATES OF DEPOSIT                                                                   24,994,332
                                                                                               -----------

COMMERCIAL PAPER - 33.3%
ASSET-BACKED SECURITIES - 20.8%
Amstel Funding Corp.
07/09/02                                               1.900%               10,000,000           9,995,759
Atlantis One Funding Corp.
09/16/02                                               1.860%               10,000,000           9,960,095
CXC, Inc.
09/09/02                                               1.810%               13,000,000          12,954,187
Dorado Finance, Inc.
09/26/02                                               1.810%               11,000,000          10,952,140
Scaldis Capital LLC
09/23/02                                               1.790%               10,000,000           9,958,223
                                                                                               -----------
                                                                                                53,820,404
                                                                                               -----------

BROKER/DEALER - 3.8
Bear Stearns Co., Inc.
07/15/02                                               1.860%               10,000,000           9,992,738
                                                                                               -----------

FIANACIAL SERVICES - 8.7%
National Rural Utilities Corp.
08/15/02                                               1.850%               12,000,000          11,972,246
Nestle Capital Corp.
08/23/02                                               1.860%               10,500,000          10,471,137
                                                                                               -----------
                                                                                                22,443,383
                                                                                               -----------

TOTAL COMMERCIAL PAPER                                                                          86,256,525
                                                                                               -----------

DUE                                                DISCOUNT RATE OR     PRINCIPAL/MATURITY        VALUE
DATE                                                 COUPON RATE              AMOUNT             (NOTE 1)
----                                               ----------------          ---------           --------
CORPORATE NOTES - 3.2%
BROKER/DEALER - 3.2%
Morgan Stanley Dean Witter
01/15/03                                               7.125%              $ 8,127,000         $ 8,324,381
                                                                                               -----------

VARIABLE RATE NOTES - 20.1%
BANKS - 2.7%
Comerica Bank
07/29/02                                               1.890%*               7,000,000           7,001,724
                                                                                               -----------

BROKER/DEALER - 3.8%
Merrill Lynch & Co., Inc.
08/12/02                                               1.810%*              10,000,000           9,996,910
                                                                                               -----------

INDUSTRIAL - 3.9%
Unilever N.V. , plc ADR
07/24/02                                               2.060%*              10,000,000          10,006,339
                                                                                               -----------

FINANCIAL SERVICES - 5.8%
Caterpillar Financial Services
07/08/02                                               2.020%*               5,000,000           5,000,151
Heller Financial, Inc.
09/05/02                                               1.938%*              10,000,000          10,003,487
                                                                                               -----------
                                                                                                15,003,638
                                                                                               -----------

INSURANCE - 3.9%
John Hancock Global Funding, 144A**
08/07/02                                               1.960%*              10,000,000          10,000,000
                                                                                               -----------

TOTAL VARIABLE RATE NOTES                                                                       52,008,611
                                                                                               -----------

REPURCHASE AGREEMENTS - 14.9%
State Street, 1.90%,
dated 6/28/02, due 07/01/02,
collaterized by $39,684,576 Federal
National Mortgage Assoc., 3.30%,
due 10/10/03                                                                38,530,100          38,524,000
                                                                                               -----------

TOTAL REPURCHASE AGREEMENTS                                                                     38,524,000
                                                                                               -----------

TOTAL INVESTMENTS  - 100.0%                                                                   $259,176,464
                                                                                               ===========

ADR - American Depositary Receipt

*Floating or variable rate security-rate disclosed as of June 30, 2002. Maturity daterepresents the nextinterest rate reset date.

**Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At June 30, 2002, these securities amounted to a value of $10,000,000 or 3.85% of net assets.

INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $259,176,464

The Cash Reserve Portfolio intends to elect to defer to its fiscal year ending June 30, 2003, $21,190 of losses recognized during the period November 1, 2001 to June 30, 2002.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2002

                                                                GROWTH & INCOME                 CAPITAL APPRECIATION
                                                                   PORTFOLIO                          PORTFOLIO
                                                                ---------------                 --------------------
ASSETS:
Investments, at value (cost -see below)(Note 1)                     $722,809,906                       $43,980,317
Receivable for investments sold                                       10,951,507                           172,382
Receivable for portfolio shares sold                                      90,698                            21,429
Dividends receivable                                                     809,178                                 0
Interest receivable                                                       44,248                                 7
Other assets                                                              18,637                             3,685
                                                             -----------------------------------------------------
             Total assets                                            734,724,174                        44,177,820
                                                             -----------------------------------------------------

LIABILITIES:
Payable for investments purchased                                      3,892,542                            14,419
Payable for portfolio shares redeemed                                  3,862,382                            32,639
Accrued management fee                                                   413,769                            30,647
Accrued administration fee                                                85,865                             4,933
Accrued co-administration fee                                             41,740                             2,443
Accrued distribution fee                                                  53,952                               572
Accrued shareholder servicing fee                                         41,510                               979
Other payables and accrued expenses                                      239,041                            57,692
                                                             -----------------------------------------------------
             Total Liabilities                                         8,630,801                           144,324
                                                             -----------------------------------------------------
NET ASSETS                                                          $726,093,373                       $44,033,496
                                                             =====================================================

NET ASSETS CONSIST OF:
Paid in capital                                                     $732,282,439                       $56,971,900
Undistributed net investment income                                        5,689                                 0
Accumulated net realized loss on
   investments                                                        (2,984,616)                      (12,545,610)
Net unrealized depreciation
   in value of investments                                            (3,210,139)                         (392,794)
                                                             -----------------------------------------------------
NET ASSETS                                                          $726,093,373                       $44,033,496
                                                             =====================================================

COST OF INVESTMENTS                                                 $726,020,045                       $44,373,111
                                                             =====================================================

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                                          $541,057,884                       $39,175,335
   Class II                                                         $105,294,015                        $3,879,305
   Class III                                                         $64,105,471                          $463,420
   Class IV                                                          $15,636,003                          $515,436
                                                             -----------------------------------------------------

Shares of beneficial interest outstanding of
no par value, unlimited shares authorized
   Class I                                                            34,365,246                         4,880,319
   Class II                                                            6,695,450                           493,864
   Class III                                                           4,231,693                            61,745
   Class IV                                                            1,018,523                            65,769
                                                             -----------------------------------------------------

Net Asset Value and redemption price per share
   Class I                                                                $15.74                             $8.03
   Class II                                                               $15.73                             $7.86
   Class III                                                              $15.15                             $7.51
   Class IV                                                               $15.35                             $7.84
                                                             -----------------------------------------------------

Maximum offering price per share
   Class I (no sales charge)                                              $15.74                             $8.03
   Class II (net asset value plus maximum
     sales charge of 5.75% of offering price)                             $16.69                             $8.34
   Class III (no sales charge)                                            $15.15                             $7.51
   Class IV (no sales charge)                                             $15.35                             $7.84
                                                             -----------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                  BOND         INTERMEDIATE BOND    TENNESSEE TAX-FREE
                                                                PORTFOLIO         PORTFOLIO             PORTFOLIO
                                                                ---------      -----------------    ------------------
ASSETS:
Investments, at value (cost-see below)(Note 1)                $248,399,506         $236,166,686        $179,669,523
Receivable for portfolio shares sold                                    29              334,864             227,624
Interest receivable                                              4,409,526            4,400,920           2,609,136
Other assets                                                        10,036                7,035                 556
                                                        -----------------------------------------------------------
    Total assets                                               252,819,097         $240,909,505         182,506,839
                                                        -----------------------------------------------------------

LIABILITIES:
Payable for portfolio shares redeemed                                5,509               29,712              52,828
Accrued management fee                                              58,489               53,816              40,588
Accrued administration fee                                          27,438               26,963              20,086
Accrued co-administration fee                                       13,297               12,898               9,753
Dividends payable                                                  376,849              554,719             535,511
Accrued distribution fee                                             2,059                   82               5,271
Accrued shareholder servicing fee                                    2,145                9,710               1,991
Other payables and accrued expenses                                 80,587               55,214              73,187
                                                        -----------------------------------------------------------
    Total Liabilities                                              566,373              743,114             739,215
                                                        -----------------------------------------------------------
NET ASSETS                                                    $252,252,724         $240,166,391        $181,767,624
                                                        ===========================================================

NET ASSETS CONSIST OF:
Paid in capital                                               $253,676,808         $230,521,161        $173,401,348
(Over)/Undistributed net investment income                         (32,176)             709,573               7,483
Accumulated net realized gain/(loss) on
   investments                                                  (1,829,458)             899,652             448,769
Net unrealized appreciation in value of
   investment                                                      437,550            8,036,005           7,910,024
                                                        -----------------------------------------------------------
NET ASSETS                                                    $252,252,724         $240,166,391        $181,767,624
                                                        ===========================================================

COST OF INVESTMENTS                                           $247,961,956         $228,130,681        $171,759,499
                                                        ===========================================================

NET ASSET VALUE PER SHARE
Net Assets
   Class I                                                    $244,061,653          188,425,044        $164,436,887
   Class II                                                     $6,698,263          $50,031,772          $9,251,859
   Class III                                                    $1,492,808           $1,709,575          $6,988,702
   Class IV                                                            n/a                  n/a          $1,090,176
                                                        -----------------------------------------------------------

Shares of beneficial interest outstanding of
no par value, unlimited shares authorized
   Class I                                                      24,670,314           18,127,114          15,705,953
   Class II                                                        678,771            4,812,152             881,915
   Class III                                                       150,720              164,415             666,970
   Class IV                                                            n/a                  n/a             104,126
                                                        -----------------------------------------------------------

Net Asset Value and redemption price per share
   Class I                                                           $9.89               $10.39              $10.47
   Class II                                                          $9.87               $10.40              $10.49
   Class III                                                         $9.90               $10.40              $10.48
   Class IV                                                            n/a                  n/a              $10.47
                                                        -----------------------------------------------------------

Maximum offering price per share
   Class I (no sales charge)                                         $9.89               $10.39              $10.47
   Class II (net asset value plus maximum
     sales charge of 3.75%, 2.50% and 3.75%,
     respectively, of offering price)                               $10.25               $10.67              $10.90
   Class III (no sales charge)                                       $9.90               $10.40              $10.48
   Class IV (no sales charge)                                          n/a                  n/a              $10.47
                                                        -----------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            U.S. GOVERNMENT        MUNICIPAL             CASH
                                                              MONEY MARKET        MONEY MARKET          RESERVE
                                                               PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                             --------------       ------------         ---------
ASSETS:
Investments, at value (1)(Note 1)                            $ 136,853,319       $   83,469,536       $ 259,176,464
Cash                                                                   106               31,574                 591
Receivable for portfolio shares sold                                    13                    0                 223
Interest receivable                                                250,429              414,928             732,227
Other assets                                                         2,642                3,093              19,182
                                                        -----------------------------------------------------------
    Total assets                                               137,106,509           83,919,131         259,928,687
                                                        -----------------------------------------------------------

LIABILITIES:
Payable for investments purchased                                        0            2,161,411                   0
Payable for portfolio shares redeemed                               51,500                    0              82,685
Dividends payable                                                  190,601               64,601              69,079
Accrued management fee                                              10,014                5,366              18,476
Accrued administration fee                                           5,820                3,397              11,429
Accrued co-administration fee                                        1,774                  991               5,191
Accrued distribution fee                                             1,957                5,034              47,041
Other payables and accrued expenses                                 17,745               15,538              42,528
                                                        -----------------------------------------------------------
   Total Liabilities                                               279,411            2,256,338             276,429
                                                        -----------------------------------------------------------
NET ASSETS                                                   $ 136,827,098       $   81,662,793       $ 259,652,258
                                                        ===========================================================

NET ASSETS CONSIST OF:
Paid in capital                                              $ 136,845,946      $    81,669,422      $  259,660,214
Undistributed net investment income                                    335                    0              13,234
Accumulated net realized loss on investments                       (19,183)              (6,629)            (21,190)
                                                        -----------------------------------------------------------
NET ASSETS                                                   $ 136,827,098       $   81,662,793       $ 259,652,258
                                                        ===========================================================

NET ASSET VALUE, offering price and redemption
   price per share (2)                                               $1.00                $1.00               $1.00
                                                        ===========================================================

(1) Including repurchase agreements for the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios in the amounts of $30,940,000, $0 and $38,524,000, respectively.

(2)                                                      SHARES OF BENENFICIAL INTEREST
                                             NET            OUTSTANDING (NO PAR VALUE,
                                           ASSETS           UNLIMITED SHARES AUTHORIZED)
                                      ---------------------------------------------------
U.S. Government Money Market
   Class I                            $ 128,530,116              128,548,692
   Class III                              8,296,982                8,297,252
Municipal Money Market
   Class I                               57,481,733               57,490,231
   Class III                             24,181,060               24,182,204
Cash Reserve
   Class I                               47,402,474               47,404,075
   Class III                            212,249,784              212,260,813

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2002

                                                                GROWTH & INCOME                 CAPITAL APPRECIATION
                                                                   PORTFOLIO                          PORTFOLIO
                                                             -----------------------------------------------------
INVESTMENT INCOME:
Dividends                                                        $   10,555,450                     $     150,713
Interest                                                              1,629,235                            45,758
                                                             -----------------------------------------------------
         Total investment income                                     12,184,685                           196,471
                                                             -----------------------------------------------------

EXPENSES:
Management fee (Note 3)                                               5,719,707                           376,459
Administration fee (Note 4)                                           1,286,723                            63,038
Co-administration fee (Note 4)                                          473,186                            25,540
Fund accounting/custody fee                                             233,021                           101,380
Transfer agent fee                                                      302,213                            14,001
Transfer agent out of pocket fee:
   Class I                                                              115,419                             7,942
   Class II                                                               6,474                                 0
   Class III                                                             13,877                                 0
   Class IV                                                               2,610                               181
Blue sky fee:
   Class I                                                               22,673                             5,894
   Class II                                                              10,261                             4,008
   Class III                                                              7,777                             1,140
   Class IV                                                               6,392                             1,007
Distribution fee:
   Class III                                                            612,447                             4,176
   Class IV                                                             157,602                             6,036
Shareholder servicing fee:
   Class II                                                             326,062                            10,604
   Class III                                                            204,149                             1,392
Trustees fee                                                             27,274                             1,796
Registration fee                                                              0                                89
Audit & tax                                                                  10                            27,294
Legal                                                                     8,955                               984
Reports to shareholders                                                   9,904                             4,782
Miscellaneous                                                            41,668                            13,745
                                                             -----------------------------------------------------
         Net expenses                                                 9,588,404                           671,488
                                                             -----------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                          2,596,281                          (475,017)
                                                             -----------------------------------------------------

Net realized loss on investments                                     (2,997,810)                       (2,344,204)
Change in net unrealized appreciation/depreciation                 (206,318,000)                       (7,635,316)
                                                             -----------------------------------------------------
Net loss on investments                                            (209,315,810)                       (9,979,520)
                                                             -----------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (206,719,529)                    $ (10,454,537)
                                                             =====================================================

    The accompanying notes are an integral part of the financial statements.

                                                    BOND                      INTERMEDIATE BOND              TENNESSEE TAX-FREE
                                                  PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                                                  ---------                   -----------------              ------------------
INTEREST INCOME:                                 $ 15,855,528                    $ 13,490,178                    $ 8,867,084
                                            ----------------------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                             1,406,538                       1,183,360                        926,415
Administration fee (Note 4)                           365,050                         337,531                        264,475
Co-administration fee (Note 4)                        146,864                         135,814                        106,091
Fund accounting/custody fee                           105,423                          88,850                        113,528
Transfer agent fee                                     92,285                          97,285                         76,849
Transfer agent out of pocket fee:
   Class I                                             40,819                          25,411                         16,842
   Class II                                               204                           3,722                              0
   Class III                                              326                             124                              0
   Class IV                                                                                                              141
Blue sky fee:
   Class I                                              6,135                           4,361                            960
   Class II                                                26                             239                            211
   Class III                                              536                           1,247                            199
   Class IV                                                 -                               -                            157
Distribution fee:
   Class III                                           11,759                          11,781                         50,656
   Class IV                                                 -                               -                          4,923
Shareholder servicing fee:
   Class II                                            15,835                         119,997                         30,777
   Class III                                            3,920                           3,927                         16,887
Trustees fee                                            9,993                          11,967                          6,785
Audit & tax                                            25,400                          15,442                         29,188
Legal                                                   6,069                           4,583                          3,975
Reports to shareholders                                12,879                           6,293                          3,823
Miscellaneous                                          12,327                          30,921                         11,374
                                            ----------------------------------------------------------------------------------
   Total expenses before waiver                     2,262,388                       2,082,855                      1,664,256
Waiver of expenses (Note 5)                          (642,585)                       (477,272)                      (404,340)
                                            ----------------------------------------------------------------------------------
   Net expenses                                     1,619,803                       1,605,583                      1,259,916
                                            ----------------------------------------------------------------------------------

NET INVESTMENT INCOME                              14,235,725                      11,884,595                      7,607,168
                                            ----------------------------------------------------------------------------------

Net realized gain on investments                      504,566                       1,706,142                        653,884
Change in net unrealized
  appreciation/depreciation                        (2,440,346)                      6,155,146                      2,966,519
                                            ----------------------------------------------------------------------------------
Net gain/(loss) on investments                     (1,935,780)                      7,861,288                      3,620,403
                                            ----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS        $12,299,945                     $19,745,883                    $11,227,571
                                            ==================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                       U.S. GOVERNMENT              MUNICIPAL
                                                        MONEY MARKET              MONEY MARKET            CASH RESERVE
                                                          PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                                       ---------------            ------------            -------------
INTEREST INCOME:                                           $3,024,206             $1,547,384              $7,620,362
                                                    --------------------------------------------------------------------

EXPENSES:
Management fee (Note 3)                                       155,954                105,785                 379,210
Administration fee (Note 4)                                    59,982                 40,509                 145,852
Co-administration fee (Note 4)                                 59,982                 40,509                 145,852
Fund accounting/custody fee                                    33,166                 17,869                  69,487
Transfer agent fee                                             35,182                 21,457                  72,993
Blue sky fee:
     Class I                                                    3,883                    417                     922
     Class III                                                     69                     52                   7,716
Distribution fee:
     Class III                                                 19,123                112,672               1,102,171
Trustees fee                                                    4,145                  3,055                  12,196
Registration fee                                                1,776                     15                  11,290
Audit & tax                                                    15,347                 14,953                  22,405
Legal                                                           2,089                  1,990                   8,442
Reports to shareholders                                         1,456                  1,944                   7,301
Miscellaneous                                                   8,419                  6,145                   9,951
                                                    --------------------------------------------------------------------
     Total expenses before waiver                             400,573                367,372               1,995,788
Waiver of expenses (Note 5)                                   (89,731)              (101,731)               (652,303)
                                                    --------------------------------------------------------------------
     Net expenses                                             310,842                265,641               1,343,485
                                                    --------------------------------------------------------------------

NET INVESTMENT INCOME                                       2,713,364              1,281,743               6,276,877
                                                    --------------------------------------------------------------------

Net realized loss on investments                               (1,243)                (2,340)                (21,190)
                                                    --------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                 $2,712,121             $1,279,403              $6,255,687
                                                    ====================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                      GROWTH & INCOME                               CAPITAL APPRECIATION
                                                          PORTFOLIO                                       PORTFOLIO
                                            -----------------------------------------------------------------------------------
                                              FOR THE YEAR             FOR THE YEAR          FOR THE YEAR        FOR THE YEAR
                                             ENDED JUNE 30,           ENDED JUNE 30,        ENDED JUNE 30,      ENDED JUNE 30,
                                                  2002                     2001                  2002                2001
                                            -----------------------------------------------------------------------------------
OPERATIONS:
   Net investment income/(loss)             $   2,596,281            $   1,661,251           $  (475,017)       $  (255,446)
   Net realized gain/(loss) on investments     (2,997,810)             106,318,041            (2,344,204)        (9,828,069)
   Change in net unrealized
     appreciation/depreciation               (206,318,000)            (111,824,764)           (7,635,316)         4,402,756
                                            -----------------------------------------------------------------------------------
   Net decrease in net assets
     from operations                         (206,719,529)              (3,845,472)          (10,454,537)        (5,680,759)
                                            -----------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                     (2,678,564)              (1,274,634)                    0                  0
   Class II                                      (259,185)                       0                     0                  0
   Class III                                            0                        0                     0                  0
   Class IV                                             0                        0                     0                  0
From net realized gain:
   Class I                                    (52,653,389)            (105,431,891)                    0        (10,510,021)
   Class II                                   (10,369,812)             (14,966,749)                    0         (1,150,125)
   Class III                                   (6,788,347)             (13,836,189)                    0           (194,213)
   Class IV                                    (1,183,052)                (876,305)                    0            (80,538)
                                            -----------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                         (73,932,349)            (136,385,768)                    0        (11,934,897)
                                            -----------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares              188,854,474              192,322,195            12,637,426          9,128,123
   Reinvested dividends                        47,131,112               86,571,838                     0         11,345,177
   Cost of shares redeemed                   (186,963,432)            (179,352,748)           (9,541,294)        (2,200,423)
                                            -----------------------------------------------------------------------------------
   Net increase in net assets
     from share transactions                    49,022,154              99,541,285             3,096,132         18,272,877
                                            -----------------------------------------------------------------------------------
     Total increase/(decrease) in net assets (231,629,724)             (40,689,955)           (7,358,405)           657,221

NET ASSETS:
   Beginning of period                        957,723,097              998,413,052            51,391,901         50,734,680
                                            -----------------------------------------------------------------------------------

   End of period*                           $ 726,093,373            $ 957,723,097          $ 44,033,496       $ 51,391,901
                                            ===================================================================================

* Includes undistributed
      net investment income of                   $  5,689               $  466,729                  $  0               $  0

    The accompanying notes are an integral part of the financial statements.

                                                            BOND                                  INTERMEDIATE BOND
                                                          PORTFOLIO                                   PORTFOLIO
                                            --------------------------------------------------------------------------------------
                                              FOR THE YEAR              FOR THE YEAR          FOR THE YEAR          FOR THE YEAR
                                             ENDED JUNE 30,            ENDED JUNE 30,        ENDED JUNE 30,        ENDED JUNE 30,
                                                  2002                      2001                  2002                  2001
                                            --------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                     $ 14,235,725                 $ 14,206,063         $ 11,884,595          $ 11,861,217
   Net realized gain/(loss) on investments        504,566                    (809,099)            1,706,142             1,936,798
   Change in net unrealized
     appreciation/depreciation                 (2,440,346)                  12,345,396            6,155,146             8,416,753
                                            --------------------------------------------------------------------------------------
   Net increase in net assets
     from operations                           12,299,945                   25,742,360           19,745,883            22,214,768
                                            --------------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                    (13,822,423)                 (13,792,853)          (9,499,850)          (10,744,953)
   Class II                                      (338,293)                    (329,295)          (2,318,123)           (1,056,778)
   Class III                                      (75,009)                     (83,914)             (66,622)              (59,486)
From net realized gain:
   Class I                                     (1,088,830)                           0             (673,836)                    0
   Class II                                       (26,318)                           0             (169,531)                    0
   Class III                                       (6,939)                           0               (5,807)                    0
                                            --------------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                         (15,357,812)                 (14,206,062)         (12,733,769)          (11,861,217)
                                            --------------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares               19,111,836                   21,059,026           38,031,899            69,639,250
   Reinvested dividends                        10,081,525                    9,251,552            5,503,746             4,919,464
   Cost of shares redeemed                    (24,528,562)                 (21,311,402)         (45,192,794)          (61,239,692)
                                            --------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets
     from share transactions                    4,664,799                    8,999,176           (1,657,149)           13,319,022
                                            --------------------------------------------------------------------------------------

     Total increase in net assets               1,606,932                   20,535,474            5,354,965            23,672,573

NET ASSETS:
   Beginning of period                        250,645,792                  230,110,318          234,811,426           211,138,853
                                            --------------------------------------------------------------------------------------

   End of period*                           $ 252,252,724                $ 250,645,792        $ 240,166,391         $ 234,811,426
                                            ======================================================================================

* Includes (over)/undistributed
     net investment income of                   $ (32,176)                $ (109,460)             $ 709,573             $ 106,974

    The accompanying notes are an integral part of the financial statements.

                                                                        TENNESSEE TAX-FREE
                                                                             PORTFOLIO
                                            -------------------------------------------------------------------------------
                                                        FOR THE YEAR                          FOR THE YEAR
                                                       ENDED JUNE 30,                        ENDED JUNE 30,
                                                            2002                                  2001
                                            -------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                               $ 7,607,168                           $  8,014,431
   Net realized gain on investments                        653,884                                291,169
   Change in net unrealized
     appreciation/depreciation                           2,966,519                              7,032,778
                                            -------------------------------------------------------------------------------
   Net increase in net assets
     from operations                                    11,227,571                             15,338,378
                                            -------------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                              (6,857,371)                            (7,285,929)
   Class II                                               (479,498)                              (450,497)
   Class III                                              (246,285)                              (269,575)
   Class IV                                                (24,014)                                (8,430)
From net realized gain:
   Class I                                                (291,540)                                     0
   Class II                                                (23,295)                                     0
   Class III                                               (11,892)                                     0
   Class IV                                                 (1,222)                                     0
                                            -------------------------------------------------------------------------------
Net decrease in net assets
   from distributions                                   (7,935,117)                           (8,014,431)
                                            -------------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                        16,240,270                            16,692,687
   Reinvested dividends                                    964,710                               820,433
   Cost of shares redeemed                             (27,240,609)                          (28,696,264)
                                            -------------------------------------------------------------------------------
   Net decrease in net assets
     from share transactions                           (10,035,629)                          (11,183,144)
                                            -------------------------------------------------------------------------------

     Total decrease in net assets                       (6,743,175)                           (3,859,197)

NET ASSETS:
   Beginning of period                                 188,510,799                           192,369,996
                                            -------------------------------------------------------------------------------

   End of period*                                    $ 181,767,624                         $ 188,510,799
                                            ===============================================================================

* Includes undistributed
     net investment income of                             $  7,483                             $  32,060

    The accompanying notes are an integral part of the financial statements.

                                                                         U.S. GOVERNMENT MONEY
                                                                            MARKET PORTFOLIO
                                            -------------------------------------------------------------------------------
                                                               FOR THE YEAR                FOR THE YEAR
                                                              ENDED JUNE 30,              ENDED JUNE 30,
                                                                   2002                        2001
                                            -------------------------------------------------------------------------------
 OPERATIONS:
    Net investment income                                    $    2,713,364                 $ 5,938,490
    Net realized loss on investments                                 (1,243)                        (81)
                                            -------------------------------------------------------------------------------
    Net increase in net assets from
      operations                                                  2,712,121                   5,938,409
                                            -------------------------------------------------------------------------------

 DISTRIBUTIONS:
 From net investment income
    Class I                                                      (2,629,483)                 (5,193,237)
    Class III                                                       (83,988)                   (745,253)
                                            -------------------------------------------------------------------------------
 Net decrease in net assets from
    distributions                                                (2,713,471)                 (5,938,490)
                                            -------------------------------------------------------------------------------

 SHARE TRANSACTIONS AT NET ASSET VALUE
 OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares                               319,098,164                 270,476,132
    Reinvested dividends                                             76,365                     445,225
    Cost of shares redeemed                                    (266,418,451)                (272,275,571)
                                            -------------------------------------------------------------------------------
    Net increase/(decrease) in net assets
       from share transactions                                   52,756,078                  (1,354,214)
                                            -------------------------------------------------------------------------------

          Total increase/(decrease) in
            net assets                                           52,754,728                  (1,354,295)

 NET ASSETS:
    Beginning of period                                          84,072,370                  85,426,665
                                            -------------------------------------------------------------------------------

    End of period*                                            $ 136,827,098                $ 84,072,370
                                            ===============================================================================

* Includes undistributed net
    investment income of                                             $  335                       $ 331

    The accompanying notes are an integral part of the financial statements.

                                                           MUNICIPAL MONEY                                   CASH RESERVE
                                                           MARKET PORTFOLIO                                    PORTFOLIO
                                        --------------------------------------------------------------------------------------------
                                               FOR THE YEAR             FOR THE YEAR            FOR THE YEAR          FOR THE YEAR
                                              ENDED JUNE 30,           ENDED JUNE 30,          ENDED JUNE 30,        ENDED JUNE 30,
                                                   2002                     2001                    2002                  2001
                                        --------------------------------------------------------------------------------------------
 OPERATIONS:
    Net investment income                     $ 1,281,743              $ 2,411,391             $ 6,276,877          $ 10,961,614
    Net realized gain/(loss) on
        investments                                (2,340)                       0                 (21,190)                8,321
                                        --------------------------------------------------------------------------------------------
    Net increase in net assets from
       operations                               1,279,403                2,411,391               6,255,687            10,969,935
                                        --------------------------------------------------------------------------------------------

 DISTRIBUTIONS:
 From net investment income
    Class I                                      (924,641)              (2,064,254)             (1,056,224)           (2,136,004)
    Class III                                    (357,102)                (347,137)             (5,220,653)           (8,825,610)
                                        --------------------------------------------------------------------------------------------
 Net decrease in net assets from
    distributions                              (1,281,743)              (2,411,391)             (6,276,877)          (10,961,614)
                                        --------------------------------------------------------------------------------------------

 SHARE TRANSACTIONS AT NET ASSET VALUE
 OF $1.00 PER SHARE (NOTE 2):
    Proceeds from sales of shares             133,013,093              134,565,147           1,070,621,474           973,469,849
    Reinvested dividends                          355,650                  353,107               5,261,902             8,874,966
    Cost of shares redeemed                  (121,834,680)            (114,849,784)          (1,082,863,393)        (854,881,776)
                                        --------------------------------------------------------------------------------------------
    Net increase/(decrease) in net
      assets from share transactions           11,534,063               20,068,470              (6,980,017)          127,463,039
                                        --------------------------------------------------------------------------------------------
          Total increase/(decrease) in
              net assets                       11,531,723               20,068,470              (7,001,207)          127,471,360

 NET ASSETS:
    Beginning of period                        70,131,070               50,062,600             266,653,465           139,182,105
                                        --------------------------------------------------------------------------------------------

    End of period*                           $ 81,662,793             $ 70,131,070           $ 259,652,258         $ 266,653,465
                                        ============================================================================================

* Includes undistributed net
    investment income of                              $ 0                      $ 0                $ 13,234                  $ 22

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                                     CLASS I
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $21.87        $25.33        $26.26         $21.56         $17.03
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.08          0.07          0.11           0.13           0.17
Net realized and unrealized gain/(loss)
  on investments                                        (4.52)         0.06          1.88           5.30           5.25
                                                   ------------------------------------------------------------------------
Total from investment operations                        (4.44)         0.13          1.99           5.43           5.42
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.08)        (0.04)        (0.09)         (0.12)         (0.17)
Net realized gain                                       (1.61)        (3.55)        (2.83)         (0.61)         (0.72)
                                                   ------------------------------------------------------------------------
Total distributions                                     (1.69)        (3.59)        (2.92)         (0.73)         (0.89)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                         $15.74        $21.87        $25.33         $26.26         $21.56
                                                   ========================================================================
TOTAL RETURN+                                          (21.53)%       (0.70)%        8.15%         25.69%         32.55%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                $541,058      $716,068      $790,050       $790,985       $651,363
Ratio of expenses to average daily net assets(1)        0.94%         0.97%         0.87%          0.80%          0.82%
Ratio of net investment income to average net assets    0.44%         0.31%         0.44%          0.57%          0.78%
Portfolio turnover rate                                   38%           26%           28%            21%             7%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.           0.94%         0.97%         0.95%          0.95%          0.97%


                                                                                    CLASS II
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $21.85         $25.33       $26.30        $21.58          $17.05
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.04           0.01         0.03          0.06            0.10
Net realized and unrealized gain/(loss)
  on investments                                        (4.51)          0.06         1.88          5.31            5.27
                                                   ------------------------------------------------------------------------
Total from investment operations                        (4.47)          0.07         1.91          5.37            5.37
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.04)          -           (0.05)        (0.04)          (0.12)
Net realized gain                                       (1.61)         (3.55)       (2.83)        (0.61)          (0.72)
                                                   ------------------------------------------------------------------------
Total distributions                                     (1.65)         (3.55)       (2.88)        (0.65)          (0.84)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                         $15.73         $21.85       $25.33        $26.30          $21.58
                                                   ========================================================================
TOTAL RETURN+**                                        (21.73)%        (0.95)%       7.80%        25.33%          32.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $105,294       $134,604     $101,907       $82,896         $46,863
Ratio of expenses to average daily net assets(1)         1.19%          1.23%        1.18%         1.10%           1.13%
Ratio of net investment income to average net assets     0.20%          0.05%        0.13%         0.28%           0.47%
Portfolio turnover rate                                 38%            26%          28%           21%              7%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.            1.19%          1.23%        1.25%         1.25%           1.28%

** Class II total return does not include the one-time front-end sales charge.

+ Total return would have been lower had various fees not been waived during the period.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS III
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $21.23         $24.87       $26.00        $21.47          $16.99
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.12)         (0.13)       (0.13)        (0.11)          (0.04)
Net realized and unrealized gain/(loss)
  on investments                                        (4.35)          0.04         1.83          5.25            5.24
                                                   ------------------------------------------------------------------------
Total from investment operations                        (4.47)         (0.09)        1.70          5.14            5.20
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                    -              -            -             -               -
Net realized gain                                       (1.61)         (3.55)       (2.83)        (0.61)          (0.72)
                                                   ------------------------------------------------------------------------
Total distributions                                     (1.61)         (3.55)       (2.83)        (0.61)          (0.72)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                         $15.15         $21.23       $24.87        $26.00          $21.47
                                                   ========================================================================
TOTAL RETURN+                                          (22.38)%        (1.66)%       7.02%        24.35%          31.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $64,105        $93,201      $101,084      $95,528         $79,360
Ratio of expenses to average daily net assets(1)         1.95%          1.96%        1.92%         1.88%           1.87%
Ratio of net investment loss to average
     net assets                                         (0.56)%        (0.69)%      (0.61)%       (0.50)%         (0.28)%
Portfolio turnover rate                                 38%            26%          28%           21%              7%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.            1.95%          1.96%        2.00%         2.03%           2.02%


                                                                                    CLASS IV
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                         2002                       2001                   2000**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $21.49                      $25.13                  $25.83
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                     (0.05)                      (0.05)                  (0.07)
Net realized and unrealized gain/(loss)
  on investments                                        (4.48)                      (0.04)                   2.20
                                                   ------------------------------------------------------------------------
Total from investment operations                        (4.53)                      (0.09)                   2.13
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                    -                           -                       -
Net realized gain                                       (1.61)                      (3.55)                  (2.83)
                                                   ------------------------------------------------------------------------
Total distributions                                     (1.61)                      (3.55)                  (2.83)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                         $15.35                      $21.49                  $25.13
                                                   ========================================================================
TOTAL RETURN+                                          (22.39)%                     (1.65)%                  8.72%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $15,636                     $13,849                 $5,372
Ratio of expenses to average daily net assets(1)         1.98%                       1.99%                   1.91%*
Ratio of net investment loss to average net assets      (0.59)%                     (0.71)%                 (0.60)%*
Portfolio turnover rate                                  38%                          26%                     28%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.            1.98%                       1.99%                   1.98%*


*  Annualized

** Class IV commenced operations on August 3, 1999.

+ Total return would have been lower had various fees not been waived during the period.

#  Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CAPITAL APPRECIATION PORTFOLIO

                                                                                     CLASS I
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                          2002^          2001^         2000^         1999^        1998**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $9.98          $14.47       $10.25         $10.74        $10.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                      (0.09)          (0.05)       (0.09)         (0.09)        (0.03)
Net realized and unrealized gain/(loss) on
   investments                                           (1.86)          (1.22)        4.31          (0.16)         0.77
                                                   ------------------------------------------------------------------------
Total from investment operations                         (1.95)          (1.27)        4.22          (0.25)         0.74
                                                   ------------------------------------------------------------------------
Distributions:
Net realized gain                                         -              (3.22)        -             (0.24)         -
                                                   ------------------------------------------------------------------------
Net asset value, end of period                           $8.03           $9.98       $14.47         $10.25        $10.74
                                                   ========================================================================
TOTAL RETURN+                                           (19.54)%        (10.93)%      41.17%         (2.16)%        7.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $39,175         $44,746       $46,042       $33,803       $37,014
Ratio of expenses to average daily net assets(1)          1.46%           1.27%        1.19%          1.29%         1.16%*
Ratio of net investment loss to average net assets       (1.01)%         (0.45)%      (0.77)%        (1.00)%       (0.54)%*
Portfolio turnover rate                                  137%            130%         286%              47%          44%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.             1.46%           1.27%        1.26%          1.44%         1.36%*



                                                                                    CLASS II
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                          2002^          2001^         2000^         1999^        1998**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $9.80        $14.31        $10.20           $10.71      $10.51
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.11)        (0.09)        (0.15)           (0.13)      (0.05)
Net realized and unrealized gain/(loss) on
   investments                                            (1.83)        (1.20)         4.26            (0.14)       0.25
                                                   ------------------------------------------------------------------------
Total from investment operations                          (1.94)        (1.29)         4.11            (0.27)       0.20
                                                   ------------------------------------------------------------------------
Distributions:
Net realized gain                                          -            (3.22)         -               (0.24)       -
                                                   ------------------------------------------------------------------------
Net asset value, end of period                            $7.86         $9.80        $14.31           $10.20      $10.71
                                                   ========================================================================
TOTAL RETURN+***                                         (19.80)%      (11.21)%       40.29%           (2.35)%      1.90%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $3,879        $5,150        $3,883           $2,051      $1,400
Ratio of expenses to average daily net assets(1)           1.76%         1.62%         1.63%            1.66%       1.52%*
Ratio of net investment loss to average net assets        (1.32)%       (0.80)%       (1.21)%          (1.37)%     (0.90)%*
Portfolio turnover rate                                   137%            130%         286%             47%         44%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.              1.76%         1.62%         1.70%            1.81%       1.72%*

*   Annualized.

** Classes I & II commenced operations on September 2, and October 2, 1997, respectively.

*** Class II total return does not include the one-time front-end sales charge.

+ Total return would have been lower had various fees not been waived during the period.

#   Total returns for periods of less than one year are not annualized.

^ Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS III
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                          2002^          2001^         2000^         1999^        1998**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $9.43          $14.02       $10.04         $10.64        $10.51
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                      (0.18)          (0.19)       (0.25)         (0.19)        (0.10)
Net realized and unrealized gain/(loss) on
   investments                                           (1.74)          (1.18)        4.23          (0.17)         0.23
                                                   ------------------------------------------------------------------------
Total from investment operations                         (1.92)          (1.37)        3.98          (0.36)         0.13
                                                   ------------------------------------------------------------------------
Distributions:
Net realized gain                                         -              (3.22)        -             (0.24)         -
                                                   ------------------------------------------------------------------------
Net asset value, end of period                           $7.51           $9.43       $14.02         $10.04        $10.64
                                                   ========================================================================
TOTAL RETURN+                                           (20.36)%        (12.13)%      39.64%         (3.22)%        1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $463           $758         $634           $392          $590
Ratio of expenses to average daily net assets(1)          2.63%           2.60%        2.50%          2.44%         2.28%*
Ratio of net investment loss to average net assets       (2.18)%         (1.78)%      (2.09)%        (2.15)%       (1.65)%*
Portfolio turnover rate                                     137%            130%        286%            47%           44%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.             2.63%           2.60%        2.57%          2.59%         2.47%*


                                                                                    CLASS IV
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                         2002^                    2001                     2000**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $9.86                   $14.49                     $10.06
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                       (0.18)                   (0.16)                     (0.19)
Net realized and unrealized gain/(loss)
  on investments                                          (1.84)                   (1.25)                      4.62
                                                   ------------------------------------------------------------------------
Total from investment operations                          (2.02)                   (1.41)                      4.43
                                                   ------------------------------------------------------------------------
Distributions:
Net realized gain                                          -                       (3.22)                      -
                                                   ------------------------------------------------------------------------
Net asset value, end of period                            $7.84                    $9.86                     $14.49
                                                   ========================================================================
TOTAL RETURN+                                            (20.49)%                 (12.00)%                    44.04%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $515                       $737                       $175
Ratio of expenses to average daily net assets(1)          2.62%                     2.48%                      2.46%*
Ratio of net investment loss to average net assets       (2.17)%                   (1.66)%                    (2.04)%*
Portfolio turnover rate                                   137%                      130%                       286%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.             2.62%                     2.48%                      2.52%*

*  Annualized.

** Class III and IV commenced operations on October 2, 1997, and August 3,
   1999, respectively.

+ Total return would have been lower had various fees not been waived during the period.

#  Total returns for periods of less than one year are not annualized.

^ Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO

                                                                                     CLASS I
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $10.01            $9.53      $9.83        $10.29           $9.84
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.56             0.58       0.58          0.59            0.61
Net realized and unrealized gain/(loss) on
   investments                                          (0.08)            0.48      (0.27)        (0.37)           0.45
                                                   ------------------------------------------------------------------------
Total from investment operations                         0.48             1.06       0.31          0.22            1.06
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.56)           (0.58)     (0.58)        (0.59)          (0.61)
Net realized gain                                       (0.04)            -         (0.03)        (0.09)           -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.60)           (0.58)     (0.61)        (0.68)          (0.61)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $9.89           $10.01      $9.53         $9.83          $10.29
                                                   ========================================================================
TOTAL RETURN+                                            4.90%           11.40%      3.35%         2.04%          11.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $244,062       $243,612     $222,222      $224,467        $219,088
Ratio of expenses to average daily net assets (1)        0.62%            0.61%      0.53%         0.48%           0.49%
Ratio of net investment income to average net assets     5.57%            5.91%      6.07%         5.73%           5.98%
  Portfolio turnover rate                               53%              56%        17%           22%             26%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.            0.87%            0.86%      0.86%         0.88%           0.89%


                                                                                     CLASS II
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $9.99          $9.51        $9.81        $10.26           $9.81
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.54           0.55         0.55          0.55            0.57
Net realized and unrealized gain/(loss) on
   investments                                          (0.08)          0.49        (0.27)        (0.35)           0.46
                                                   ------------------------------------------------------------------------
Total from investment operations                         0.46           1.04         0.28          0.20            1.03
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.54)         (0.56)       (0.55)        (0.56)          (0.58)
Net realized gain                                       (0.04)          -           (0.03)        (0.09)           -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.58)         (0.56)       (0.58)        (0.65)          (0.58)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $9.87          $9.99        $9.51         $9.81          $10.26
                                                   ========================================================================
TOTAL RETURN+**                                          4.66%         11.12%        3.04%         1.86%          10.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $6,698         $5,409       $6,107        $5,172          $1,801
Ratio of expenses to average daily net assets(1)         0.86%          0.89%        0.84%         0.81%           0.84%
Ratio of net investment income to average net assets     5.34%          5.63%        5.76%         5.40%           5.63%
  Portfolio turnover rate                               53%            56%          17%           22%             26%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.            1.11%          1.14%        1.17%         1.21%           1.24%

** Class II total return does not include the one-time front-end sales charge.

+ Total return would have been lower had various fees not been waived during the period.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS III
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $10.02          $9.55        $9.81        $10.27           $9.82
                                                   ------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.48           0.50         0.49          0.47            0.48
Net realized and unrealized gain/(loss) on
   investments                                          (0.08)          0.47        (0.23)        (0.36)           0.46
                                                   ------------------------------------------------------------------------
Total from investment operations                         0.40           0.97         0.26          0.11            0.94
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.48)         (0.50)       (0.49)        (0.48)          (0.49)
Net realized gain                                       (0.04)          -           (0.03)        (0.09)           -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.52)         (0.50)       (0.52)        (0.57)          (0.49)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $9.90         $10.02        $9.55         $9.81          $10.27
                                                   ========================================================================
TOTAL RETURN+                                            4.08%         10.36%        2.82%         0.94%           9.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $1,493         $1,624       $1,781        $2,656          $2,113
Ratio of expenses to average daily net assets(1)         1.41%          1.44%        1.45%         1.55%           1.67%
Ratio of net investment income to average net assets     4.79%          5.08%        5.15%         4.66%           4.80%
Portfolio turnover rate                                 53%            56%          17%           22%             26%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             1.91%          1.94%        2.03%         2.12%           2.07%

+ Total return would have been lower had various fees not been waived during the period.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO

                                                                                     CLASS I
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                          2002           2001          2000          1999         1998**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $10.10           $9.59       $9.78         $10.02        $10.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.52 @          0.55        0.56           0.58          0.19
Net realized and unrealized gain/(loss)
   on investments                                          0.33 @          0.50       (0.19)         (0.22)         0.02
                                                   ------------------------------------------------------------------------
Total from investment operations                           0.85            1.05        0.37           0.36          0.21
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.52)          (0.55)      (0.56)         (0.58)        (0.19)
Net realized gain                                         (0.04)           -           -             (0.02)         -
                                                   ------------------------------------------------------------------------
Total distributions                                       (0.56)          (0.55)      (0.56)         (0.60)        (0.19)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                           $10.39          $10.10       $9.59          $9.78        $10.02
                                                   ========================================================================
TOTAL RETURN+                                              8.59%          11.28%       3.97%          3.60%         2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $188,425        $188,381    $202,385       $219,298      $199,872
Ratio of expenses to average daily net assets(1)           0.62%           0.60%       0.46%          0.36%         0.37%*
Ratio of net investment income to average net assets       5.08%@          5.52%       5.86%          5.76%         5.87%*
Portfolio turnover rate                                    61%              59%         22%            48%           9%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.              0.82%           0.80%       0.81%          0.86%         0.87%*


                                                                                    CLASS II
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                          2002           2001          2000          1999         1998**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $10.10           $9.59        $9.78        $10.02         $9.99
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                      0.50 @          0.52         0.53          0.55          0.18
Net realized and unrealized gain/(loss)
   on investments                                          0.34 @          0.51        (0.19)        (0.22)         0.03
                                                   ------------------------------------------------------------------------
Total from investment operations                           0.84            1.03         0.34          0.33          0.21
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                     (0.50)          (0.52)       (0.53)        (0.55)        (0.18)
Net realized gain                                         (0.04)           -            -            (0.02)         -
                                                   ------------------------------------------------------------------------
Total distributions                                       (0.54)          (0.52)       (0.53)        (0.57)        (0.18)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                           $10.40          $10.10        $9.59         $9.78        $10.02
                                                   ========================================================================
TOTAL RETURN+***                                           8.43%          10.99%        3.66%         3.32%         2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $50,032         $45,098        $7,485        $3,057          $923
Ratio of expenses to average daily net assets(1)           0.87%           0.84%        0.75%         0.68%         0.65%*
Ratio of net investment income to average net assets       4.83%@          5.27%        5.57%         5.43%         5.59%*
Portfolio turnover rate                                   61%             59%          22%           48%            9%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.              1.07%           1.04%        1.11%         1.19%         1.16%*

@ Without the adoption of the change in amortization method as discussed in
Note 1 of Notes to Financial Statements, these amounts would have been:

                                                      CLASS I    CLASS II
                                                      -------    --------
Net investment income                                  0.53        0.51
Net realized and unrealized gain (loss)                0.32        0.33
Ratio of net investment income to average net assets   5.17%       4.93%

*   Annualized.

** Class I and II commenced operations on March 2, and March 9, 1998, respectively.

*** Class II total return does not include the one-time front-end sales charge.

+ Total return would have been lower had various fees not been waived during the period.

#   Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS III
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                          2002           2001          2000          1999         1998**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $10.10           $9.59        $9.77         $10.02          $9.99
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.44 @          0.47         0.48           0.49           0.06
Net realized and unrealized gain/(loss)
   on investments                                         0.34 @          0.51        (0.18)         (0.23)          0.03
                                                   ------------------------------------------------------------------------
Total from investment operations                          0.78            0.98         0.30           0.26           0.09
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.44)          (0.47)       (0.48)         (0.49)         (0.06)
Net realized gain                                        (0.04)           -            -             (0.02)          -
                                                   ------------------------------------------------------------------------
Total distributions                                      (0.48)          (0.47)       (0.48)         (0.51)         (0.06)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $10.40          $10.10        $9.59          $9.77         $10.02
                                                   ========================================================================
TOTAL RETURN+                                             7.81%          10.38%        3.16%          2.58%          0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $1,710          $1,333       $1,269          $1,097          $17
Ratio of expenses to average daily net assets(1)          1.44%           1.42%        1.35%          1.22%          1.35%*
Ratio of net investment income to average net assets      4.25%@          4.70%        4.97%          4.90%          4.89%*
Portfolio turnover rate                                    61%             59%           22%            48%          9%*

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.             1.89%           1.86%        1.95%          1.92%          1.86%*

@ Without the adoption of the change in amortization method as discussed in
Note 1 of Notes to Financial Statements, these amounts would have been:

                                                          CLASS III

     Net investment income                                   0.45
     Net realized and unrealized gain (loss)                 0.33
     Ratio of net investment income of average net assets    4.35%

*   Annualized.

**  Class III commenced operations on May 19, 1998.

+ Total return would have been lower had various fees not been waived during the period.

#   Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO

                                                                                     CLASS I
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $10.28          $9.89       $10.08        $10.31           $9.99
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.43           0.44         0.45          0.46            0.48
Net realized and unrealized gain/(loss) on
   investments                                           0.21           0.39        (0.18)        (0.20)           0.32
                                                   ------------------------------------------------------------------------
Total from investment operations                         0.64           0.83         0.27          0.26            0.80
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.43)         (0.44)       (0.45)        (0.46)          (0.48)
Net realized gain                                       (0.02)          -           (0.01)        (0.03)           -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.45)         (0.44)       (0.46)        (0.49)          (0.48)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                         $10.47         $10.28        $9.89        $10.08          $10.31
                                                   ========================================================================
TOTAL RETURN+                                            6.34%          8.49%        2.83%         2.54%           8.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $164,437       $168,940     $172,620      $185,445        $176,884
Ratio of expenses to average daily net assets (1)        0.64%          0.62%        0.45%         0.36%           0.31%
Ratio of net investment income to average net assets     4.14%*         4.29%        4.57%         4.49%           4.71%
Portfolio turnover rate                                  8%            13%           6%           31%             15%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.            0.84%          0.82%        0.81%         0.86%           0.85%


                                                                                    CLASS II
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
 SELECTED PER-SHARE DATA
 Net asset value, beginning of period                  $10.31          $9.92       $10.11        $10.34          $10.01
                                                   ------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                   0.40           0.41         0.44          0.46            0.48
 Net realized and unrealized gain/(loss) on
    investments                                          0.20           0.39        (0.18)        (0.20)           0.33
                                                   ------------------------------------------------------------------------
 Total from investment operations                        0.60           0.80         0.26          0.26            0.81
                                                   ------------------------------------------------------------------------
 Distributions:
 Net investment income                                  (0.40)         (0.41)       (0.44)        (0.46)          (0.48)
 Net realized gain                                      (0.02)          -           (0.01)        (0.03)           -
                                                   ------------------------------------------------------------------------
 Total distributions                                    (0.42)         (0.41)       (0.45)        (0.49)          (0.48)
                                                   ------------------------------------------------------------------------
 Net asset value, end of period                        $10.49         $10.31        $9.92        $10.11          $10.34
                                                   ========================================================================
 TOTAL RETURN+**                                         5.98%          8.20%        2.70%         2.46%           8.22%

 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                 $9,252         $12,836      $10,580       $13,227         $8,973
 Ratio of expenses to average daily net assets (1)       0.88%          0.87%        0.58%         0.44%           0.37%
 Ratio of net investment income to average net assets    3.90%*         4.04%        4.44%         4.41%           4.65%
 Portfolio turnover rate                                 8%            13%           6%           31%             15%

 (1) During the period, various fees were waived.
      The ratio of expenses to average net assets had
      such waivers not occurred is as follows.           1.08%          1.08%        1.09%^        1.13%^          1.16%^

*  Without the adoption of the change in amortization method as discussed in
Note 1 of Notes to Financial Statements, these amounts would have been 4.13% and 3.89% for Classes I and II, respectively.

** Class II total return does not include the one-time front-end sales charge.

+ Total return would have been lower had various fees not been waived during the period.

^ These rates were previously reported net of the shareholder servicing fee waivers.

    The accompanying notes are an integral part of the financial statements.

                                                                                    CLASS III
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                   $10.29          $9.90       $10.09        $10.32          $10.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.38           0.38         0.40          0.42            0.45
Net realized and unrealized gain/(loss) on
   investments                                           0.21           0.39        (0.18)        (0.20)           0.32
                                                   ------------------------------------------------------------------------
Total from investment operations                         0.59           0.77         0.22          0.22            0.77
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.38)         (0.38)       (0.40)        (0.42)          (0.45)
Net realized gain                                       (0.02)          -           (0.01)        (0.03)           -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.40)         (0.38)       (0.41)        (0.45)          (0.45)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                         $10.48         $10.29        $9.90        $10.09          $10.32
                                                   ========================================================================
TOTAL RETURN+                                            5.81%          7.89%        2.29%         2.13%           7.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $6,989         $6,426       $8,969        $17,378         $9,270
Ratio of expenses to average daily net assets (1)        1.14%          1.17%        0.96%         0.75%           0.61%
Ratio of net investment income to average net assets     3.65%***       3.74%        4.06%         4.10%           4.41%
Portfolio turnover rate                                  8%            13%           6%           31%             15%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.            1.84%          1.87%        1.84%^        1.90%^          1.90%^


                                                                                    CLASS IV
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                         2002                     2001                     2000**
                                                   ------------------------------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $10.29                     $9.90                   $10.09
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.35                      0.36                     0.34
Net realized and unrealized gain/(loss)
   on investments                                         0.20                      0.39                    (0.18)
                                                   ------------------------------------------------------------------------
Total from investment operations                          0.55                      0.75                     0.16
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                    (0.35)                    (0.36)                   (0.34)
Net realized gain                                        (0.02)                     -                       (0.01)
                                                   ------------------------------------------------------------------------
Total distributions                                      (0.37)                    (0.36)                   (0.35)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $10.47                    $10.29                    $9.90
                                                   ========================================================================
TOTAL RETURN+                                             5.46%                     7.72%                    1.69%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $1,090                    $309                         $200
Ratio of expenses to average daily
   net assets (1)                                         1.37%                     1.33%                    1.16%*
Ratio of net investment income to average net assets      3.41%***                  3.58%                    3.86%*
Portfolio turnover rate                                   8%                       13%                       6%

(1) During the period, various fees were waived.
     The ratio of expenses to average net assets had
     such waivers not occurred is as follows.             1.57%                     1.53%                    1.52%*

*   Annualized.

**  Class IV commenced operations on August 3, 1999.

*** Without the adoption of the change in amortization method as discussed in
    Note 1 of Notes to Financial Statements, these amounts would have been 3.64% and 3.41% for Classes III and IV, respectively.

+ Total return would have been lower had various fees not been waived during the period.

#   Total returns for periods of less than one year are not annualized.

^ These ratios were previously reported net of the shareholder servicing fee waiver.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                        CLASS I
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.024          0.057        0.053         0.047           0.052
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.024)        (0.057)      (0.053)       (0.047)         (0.052)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ========================================================================
TOTAL RETURN+                                            2.42%          5.85%        5.48%         4.81%           5.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $128,530        $81,572      $81,992       $94,079         $88,255
Ratio of expenses to average net assets (1)              0.25%          0.23%        0.28%         0.39%           0.35%
Ratio of net investment income to average net assets     2.27%          5.74%        5.35%         4.71%           5.24%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.32%          0.40%        0.45%         0.56%           0.52%


                                                                                       CLASS III
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.021          0.055        0.050         0.043           0.049
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.021)        (0.055)      (0.050)       (0.043)         (0.049)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ========================================================================
TOTAL RETURN+                                            2.17%          5.59%        5.15%         4.42%           5.05%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $8,297         $2,500       $3,435        $1,674          $2,513
Ratio of expenses to average net assets (1)              0.50%          0.48%        0.59%         0.73%           0.65%
Ratio of net investment income to average net assets     2.02%          5.49%        5.04%         4.37%           4.94%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.77%          0.85%        0.97%^        1.10%^          1.02%^

+ Total return would have been lower had various fees not been waived during the period.

^ These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                     CLASS I
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   0.017          0.036        0.035         0.029           0.033
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                  (0.017)        (0.036)      (0.035)       (0.029)         (0.033)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ========================================================================
TOTAL RETURN+                                            1.69%          3.66%        3.56%         2.92%           3.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $57,482        $47,665      $44,535       $56,438         $36,279
Ratio of expenses to average net assets (1)              0.25%          0.28%        0.27%         0.33%           0.38%
Ratio of net investment income to average net assets     1.65%          3.53%        3.48%         2.87%           3.28%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.31%          0.46%        0.45%         0.50%           0.56%


                                                                                     CLASS III
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.014          0.033        0.032         0.025           0.030
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.014)        (0.033)      (0.032)       (0.025)         (0.030)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ========================================================================
TOTAL RETURN+                                            1.44%          3.37%        3.24%         2.56%           3.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $24,181        $22,466      $5,527        $5,333          $3,929
Ratio of expenses to average net assets (1)              0.50%          0.55%        0.58%         0.68%           0.63%
Ratio of net investment income to average net assets     1.40%          3.26%        3.17%         2.52%           3.03%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.76%          0.93%        0.96%^        1.06%^          1.01%^

+ Total return would have been lower had various fees not been waived during the period.

^ These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                     CLASS I
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.024          0.058        0.054         0.048           0.053
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.024)        (0.058)      (0.054)       (0.048)         (0.053)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ========================================================================
TOTAL RETURN+                                            2.44%          5.92%        5.56%         4.94%           5.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                  $47,402        $35,453      $32,028       $29,351         $40,242
Ratio of expenses to average net assets (1)              0.25%          0.27%        0.31%         0.39%           0.36%
Ratio of net investment income to average net assets     2.36%          5.51%        5.55%         4.84%           5.33%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.31%          0.45%        0.48%         0.56%           0.54%


                                                                                     CLASS III
                                                   ------------------------------------------------------------------------
                                                                                   FOR THE YEAR
                                                                                  ENDED JUNE 30,
                                                   ------------------------------------------------------------------------
                                                        2002           2001         2000          1999            1998
                                                   ------------------------------------------------------------------------
SELECTED PER - SHARE DATA
Net asset value, beginning of period                    $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                    0.022          0.055        0.053         0.046           0.051
                                                   ------------------------------------------------------------------------
Distributions:
Net investment income                                   (0.022)        (0.055)      (0.053)       (0.046)         (0.051)
                                                   ------------------------------------------------------------------------
Net asset value, end of period                          $1.00          $1.00        $1.00         $1.00           $1.00
                                                   ========================================================================
TOTAL RETURN+                                            2.19%          5.65%        5.38%         4.67%           5.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $212,250       $231,201     $107,154       $62,961         $58,243
Ratio of expenses to average net assets (1)              0.50%          0.52%        0.55%         0.66%           0.60%
Ratio of net investment income to average net assets     2.11%          5.26%        5.30%         4.58%           5.09%

(1) During the period, various fees were waived.
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows.             0.76%          0.90%        0.93%^        1.03%^          0.97%^

+ Total return would have been lower had various fees not been waived during the period.

^ These ratios were previously reported net of the 12b-1 waiver.


    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has eight active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Bond, Intermediate Bond, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios may offer three classes of shares (Classes I, II and III) and the Growth & Income, Capital Appreciation and Tennessee Tax-Free Portfolios may offer four classes of shares (Classes I, II, III and IV). As of June 30, 2002, Class II shares have not been issued for the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios ("Money Market Portfolios"). Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution, shareholder service, transfer agent and blue sky expenses. Each class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plan and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets.

The following summarizes the significant accounting policies for the Trust.

SECURITY VALUATION:

GROWTH & INCOME, CAPITAL APPRECIATION, BOND, INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS: Delivery and payment for securities that have been purchased by the portfolios on a when-issued basis can take place a month or more after the trade date. Normally, the settlement date occurs within six months after the trade date; however, the portfolios may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The portfolios maintain segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the portfolio's net asset value to the extent the portfolio makes such purchases while remaining substantially fully invested. As of June 30, 2002, the Municipal Money Market Portfolio had entered into net outstanding when-issued or forward commitments of $1,004,670.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Portfolios intend to comply with the provisions of the Internal Revenue Code.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Municipal Money Market Portfolio, accretion of market discount represents unrealized gain until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

The Bond, Intermediate Bond and Tennessee Tax-Free Portfolios adopted the provisions of the AICPA Audit & Accounting Guide for Investment Companies, as revised, effective for their fiscal year ending June 30, 2002. As required, these Portfolios began amortizing premiums and accreting discounts on all securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in an increase of $117,645 to cost of securities and a decrease to net unrealized appreciation for the Bond Portfolio, a decrease of $108,261 to cost of securities and an increase to net unrealized appreciation for the Intermediate Bond Portfolio, and a decrease of $14,212 to cost of securities and an increase to net unrealized appreciation for the Tennessee Tax-Free Portfolio. For the year ended June 30, 2002, interest income decreased by $214 and the change in net unrealized appreciation/deprecitaion on investments decreased by $214 for the Bond Portfolio. For the year ended June 30, 2002, interest income decreased by $233,559, net realized gain on investments decreased by $153,580, and the change in net unrealized appreciation/depreciation on investments increased by $387,139 for the Intermediate Bond Portfolio. For the year ended June 30, 2002, interest income increased by $17,480, net realized gain on investments increased by $745, and the change in net unrealized appreciation/depreciation on investments decreased by $18,225 for the Tennessee Tax-Free Portfolio.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid quarterly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

Income and capital gains to be distributed are determined in accordance with income tax regulations which may differ from income and gains reported under accounting principles generally accepted in the United States of America. Accordingly, for the fiscal year ended June 30, 2002, the effect of certain differences were reclassified. The Growth & Income Portfolio decreased undistributed net investment income and decreased accumulated net realized loss on investments by $119,572. The Capital Appreciation Portfolio decreased paid in capital by $482,976, decreased overdistributed net investment income by $475,017, and decreased accumulated net realized loss on investments by $7,959. The Bond Portfolio decreased paid in capital by $19,866, decreased overdistributed net investment income by $77,284, and increased accumulated net realized loss on investments by $57,418. The Intermediate Bond Portfolio increased paid in capital by $276,295, increased undistributed net investment income by $602,599, and decreased accumulated net realized gain on investments by $878,894. The Tennessee Tax-Free Portfolio increased paid in capital by $743, decreased undistributed net investment income by $24,577, and increased accumulated net realized gain on investments by $23,834. The U.S. Government Money Market Portfolio increased paid in capital by $2, increased undistributed net investment income by $111, and increased accumulated net realized loss on investments by $113. The Municipal Money Market Portfolio decreased paid in capital by $3,013 and decreased accumulated net realized loss on investments by $3,013. The Cash Reserve Portfolio decreased paid in capital by $4,674, increased undistributed net investment income by $13,212, and increased accumulated net realized loss on investments by $8,538. Net assets of the portfolios were unaffected by the reclassifications and the calculation of net investment income in the Financial Highlights excludes these adjustments.

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST

                                          GROWTH & INCOME PORTFOLIO                        CAPITAL APPRECIATION PORTFOLIO
                                   -----------------------------------------------------------------------------------------
                                       FOR THE YEAR            FOR THE YEAR            FOR THE YEAR            FOR THE YEAR
                                      ENDED JUNE 30,          ENDED JUNE 30,          ENDED JUNE 30,          ENDED JUNE 30,
                                           2002                    2001                    2002                    2001
                                   -----------------------------------------------------------------------------------------
Dollars issued and redeemed:
      Class I:
       Issued                          $ 87,004,353           $ 105,398,071             $11,574,092             $ 5,437,418
       Distributions reinvested          29,478,864              58,140,155                       0               9,978,667
       Redeemed                         (84,205,598)           (130,270,987)             (7,983,570)             (1,234,792)
                                   -----------------------------------------------------------------------------------------
     Net increase                       $32,277,619           $  33,267,239             $ 3,590,522             $14,181,293
                                   =========================================================================================
      Class II:
       Issued                           $87,475,935           $  67,607,775             $   888,394             $ 2,698,938
       Distributions reinvested          10,092,432              14,458,957                       0               1,108,193
       Redeemed                         (85,323,859)            (32,865,112)             (1,153,260)               (825,604)
                                   -----------------------------------------------------------------------------------------
     Net increase/(decrease)            $12,244,508           $  49,201,620             $  (264,866)            $ 2,981,527
                                   =========================================================================================
      Class III:
       Issued                           $ 5,752,925           $   9,257,548             $    42,065             $   289,239
       Distributions reinvested           6,483,164              13,253,767                       0                 182,698
       Redeemed                         (14,858,537)            (15,132,397)               (195,892)                (55,724)
                                   -----------------------------------------------------------------------------------------
     Net increase/(decrease)            $(2,622,448)          $   7,378,918             $  (153,827)            $   416,213
                                   =========================================================================================
      Class IV:*
       Issued                            $8,621,261            $ 10,058,801             $   132,875             $   702,528
       Distributions reinvested           1,076,652                 718,959                       0                  75,619
       Redeemed                          (2,575,438)             (1,084,252)               (208,572)                (84,303)
                                   -----------------------------------------------------------------------------------------
     Net increase/(decrease)            $ 7,122,475            $  9,693,508             $   (75,697)            $   693,844
                                   =========================================================================================
Shares issued and redeemed:
      Class I:
       Issued                             4,575,839               4,467,577               1,315,759                 516,367
       Distributions reinvested           1,560,034               2,426,311                       0                 903,047
       Redeemed                          (4,512,115)             (5,343,490)               (919,339)               (116,943)
                                   -----------------------------------------------------------------------------------------
     Net increase                         1,623,758               1,550,398                 396,420               1,302,471
                                   =========================================================================================
      Class II:
       Issued                             4,493,352               2,938,389                 108,030                 224,023
       Distributions reinvested             533,855                 603,712                       0                 102,041
       Redeemed                          (4,491,320)             (1,405,102)               (139,827)                (71,718)
                                   -----------------------------------------------------------------------------------------
     Net increase/(decrease)                535,887               2,136,999                 (31,797)                254,346
                                   =========================================================================================
      Class III:
       Issued                               300,273                 399,112                   5,264                  23,540
       Distributions reinvested             354,271                 567,368                       0                  17,383
       Redeemed                            (813,838)               (639,959)                (23,935)                 (5,768)
                                   -----------------------------------------------------------------------------------------
   Net increase/(decrease)                 (159,294)                326,521                 (18,671)                 35,155
                                   =========================================================================================
      Class IV:
       Issued                               452,732                 444,683                  15,881                  62,792
       Distributions reinvested              58,041                  30,400                       0                   6,887
       Redeemed                            (136,683)                (44,398)                (24,925)                 (6,930)
                                   -----------------------------------------------------------------------------------------
     Net increase/(decrease)                374,090                 430,685                  (9,044)                 62,749
                                   =========================================================================================

                                                    BOND                  INTERMEDIATE BOND               TENNESSEE TAX-FREE
                                                  PORTFOLIO                    PORTFOLIO                       PORTFOLIO
                                   -------------------------------------------------------------------------------------------------
                                          FOR THE         FOR THE      FOR THE          FOR THE         FOR THE        FOR THE
                                         YEAR ENDED     YEAR ENDED   YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          JUNE 30,        JUNE 30,     JUNE 30,         JUNE 30,        JUNE 30,       JUNE 30,
                                           2002            2001          2002            2001            2002            2001
                                   -------------------------------------------------------------------------------------------------
Dollars issued and redeemed:
      Class I:
       Issued                          $ 16,603,261   $ 19,651,130   $ 27,645,256   $  27,225,802  $ 12,669,814   $   12,623,865
       Distributions reinvested           9,660,622      8,863,637      3,166,047       3,965,816       281,818          202,061
       Redeemed                         (22,866,671)   (18,282,405)   (36,360,893)    (55,254,337)  (20,439,923)     (23,109,261)
                                   -------------------------------------------------------------------------------------------------
     Net increase/(decrease)             $3,397,212   $ 10,232,362   $ (5,549,590)  $ (24,062,719) $ (7,488,291)  $  (10,283,335)
                                   =================================================================================================
      Class II:
       Issued                            $2,367,913   $  1,296,165     $9,699,061   $  42,182,338    $1,537,048   $    3,496,099
       Distributions reinvested             348,114        315,602      2,286,740         915,971       426,988          381,341
       Redeemed                          (1,333,341)    (2,609,830)    (8,429,571)     (5,717,512)   (5,728,277)      (2,041,152)
                                   -------------------------------------------------------------------------------------------------
     Net increase/(decrease)           $  1,382,686   $   (998,063)  $  3,556,230   $  37,380,797  $ (3,764,241)  $    1,836,288
                                   =================================================================================================
      Class III:
       Issued                          $    140,662   $    111,731   $    687,582   $     231,110  $    850,594   $      473,377
       Distributions reinvested              72,789         72,313         50,959          37,677       237,073          236,027
       Redeemed                            (328,550)      (419,167)      (402,330)       (267,843)     (640,205)      (3,545,851)
                                   -------------------------------------------------------------------------------------------------
     Net increase/(decrease)           $   (115,099)  $   (235,123)  $    336,211   $         944  $    447,462   $   (2,836,447)
                                   =================================================================================================
      Class IV:
       Issued                                     0              0              0               0  $  1,182,814   $       99,346
       Distributions reinvested                   0              0              0               0        18,831            1,004
       Redeemed                                   0              0              0               0      (432,204)               0
                                   -------------------------------------------------------------------------------------------------
     Net increase                                 0              0              0               0  $    769,441   $      100,350
                                   =================================================================================================
Shares issued and redeemed:
      Class I:
       Issued                             1,661,650      1,984,573      2,686,462       2,732,383     1,222,003        1,240,016
       Distributions reinvested             955,946        897,567        306,657         399,642        27,223           19,840
       Redeemed                          (2,279,842)    (1,857,810)    (3,524,234)     (5,572,301)   (1,970,517)      (2,279,098)
                                   -------------------------------------------------------------------------------------------------
     Net increase/(decrease)                337,754      1,024,330       (531,115)     (2,440,276)     (721,291)      (1,019,242)
                                   =================================================================================================
      Class II:
       Issued                               234,285        131,341        941,686       4,166,844       147,678          342,592
       Distributions reinvested              34,555         32,089        221,476          91,055        41,067           37,411
       Redeemed                            (131,675)      (263,928)      (816,751)       (572,448)     (552,365)        (201,578)
                                   -------------------------------------------------------------------------------------------------
     Net increase/(decrease)                137,165       (100,498)       346,411       3,685,451      (363,620)         178,425
                                   =================================================================================================
      Class III:
       Issued                                13,800         11,023         66,558          22,942        81,599           46,215
       Distributions reinvested               7,191          7,320          4,936           3,790        22,829           23,222
       Redeemed                             (32,343)       (42,847)       (39,058)        (27,039)      (61,791)        (350,929)
                                   -------------------------------------------------------------------------------------------------
     Net increase/(decrease)                (11,352)       (24,504)        32,436            (307)       42,637         (281,492)
                                   =================================================================================================
      Class IV:
       Issued                                     0              0              0               0       113,781            9,727
       Distributions reinvested                   0              0              0               0         1,811               98
       Redeemed                                   0              0              0               0       (41,505)               0
                                   -------------------------------------------------------------------------------------------------
     Net increase                                 0              0              0               0        74,087            9,825
                                   =================================================================================================

                                                             U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   -----------------------------------------------------------------------------------------
                                                               FOR THE YEAR          FOR THE YEAR
                                                              ENDED JUNE 30,        ENDED JUNE 30,
                                                                   2002                 2001
                                   -----------------------------------------------------------------------------------------
 Shares/Dollars issued and
  redeemed:
     Class I:
       Issued                                                  $ 297,161,378        $ 102,793,326
       Distributions reinvested                                            9                   24
       Redeemed                                                 (250,202,353)        (103,212,883)
                                   ------------------------------------------------------------------------------------------
    Net increase/(decrease)                                    $  46,959,034        $   (419,533)
                                   ==========================================================================================
     Class III:
       Issued                                                  $  21,936,786        $ 167,682,806
       Distributions reinvested                                       76,356              445,201
       Redeemed                                                  (16,216,098)        (169,062,688)
                                   ------------------------------------------------------------------------------------------
    Net increase/(decrease)                                    $   5,797,044        $    (934,681)
                                   ==========================================================================================

                                        MUNICIPAL MONEY MARKET PORTFOLIO            CASH RESERVE PORTFOLIO
                                   -----------------------------------------------------------------------------------------
                                        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR      FOR THE YEAR
                                       ENDED JUNE 30,     ENDED JUNE 30,      ENDED JUNE 30,    ENDED JUNE 30,
                                           2002               2001              2002                 2001
                                   -----------------------------------------------------------------------------------------
 Shares/Dollars issued and
   redeemed:
     Class I:
       Issued                          $ 67,682,528      $ 83,604,889      $  353,573,731        $ 67,116,986
       Distributions reinvested                  14                37              57,724              74,641
       Redeemed                         (57,864,501)      (80,475,045)       (341,678,460)        (63,768,103)
                                   -----------------------------------------------------------------------------------------
    Net increase                       $  9,818,041      $  3,129,881      $   11,952,995        $  3,423,524
                                   =========================================================================================
     Class III:
       Issued                          $ 65,330,565      $ 50,960,258      $  717,047,743        $906,352,863
       Distributions reinvested             355,636           353,070           5,204,178           8,800,325
       Redeemed                         (63,970,179)      (34,374,739)       (741,184,933)       (791,113,673)
                                   -----------------------------------------------------------------------------------------
    Net increase/(decrease)            $  1,716,022      $ 16,938,589      $  (18,933,012)       $124,039,515
                                   =========================================================================================

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At the November 13, 2001, meeting of the Board of Trustees, the Trustees approved investment adviser fee breakpoints for First Tennessee Bank National Association ("First Tennessee"), for managing its investment and business affairs. These advisory fee breakpoints were effective on January 1, 2002. The Growth & Income Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .65% of the Growth & Income Portfolio's average net assets up to $1 billion and .60% of the Growth & Income Portfolio's average net assets over $1 billion. The Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of .55% of the Bond Portfolio's average net assets up to $250 million and .50% of the Bond Portfolio's average net assets over $250 million. The Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio are obligated to pay First Tennessee a monthly management fee at the annual rate of .50% of each portfolios average net assets up to $250 million and .45% of each portfolios average net assets over $250 million. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Delaware Management Company ("DMC") serve as Co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million. Information contained in this report prior to June 1, 2000, for the Capital Appreciation Portfolio reflects the operations of the Portfolio while Investment Advisers Inc. was co-adviser. DMC was approved as the Portfolio co-adviser at a special meeting of the shareholders of the Portfolio on May 17, 2000.

First Tennessee and BlackRock Institutional Management Corporation (BIMC) serve as Co-advisers to the U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and the Cash Reserve Portfolio.

At a special meeting on June 1, 2001, shareholders of each of the Money Market Portfolios approved an Investment Advisory and Management Agreement between the Trust and First Tennessee, as co-adviser to the Money Market Portfolios, and a new Investment Advisory and Management Agreement between the Trust and BIMC, as investment adviser to the Money Market Portfolios effective July 1, 2001.

Each Money Market Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of 0.05% of its average net assets. Each Money Market Portfolio is also obligated to pay BIMC monthly management fees at the annual rate of 0.08% of aggregate average monthly net assets of each portfolio up to $500 million, 0.06% of the next $500 million, and 0.05% on amounts greater than $1 billion.

For the Growth & Income and Bond Portfolios, Highland serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Effective January 1, 2002, First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .38% of the Growth & Income Portfolio's average net assets up to $1 billion and .35% of the Growth & Income Portfolio's average net assets over $1 billion. First Tennessee is also obligated to pay Highland a monthly sub-advisory fee at the annual rate of .33% of the Bond Portfolio's average net assets up to $250 million and .30% of the Bond Portfolio's average net assets over $250 million.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin"), serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. Effective January 1, 2002, First Tennessee is obligated to pay Martin a monthly sub advisory fee at the annual rate of .30% of each Portfolio's average net assets up to $250 million and .27% of each Portfolio's average net assets over $250 million.

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. ("ALPS") and ALPS Distributors, Inc. ("ADI") serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .050% of average net assets and from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .135% of average net assets. Prior to January 1, 2002, ALPS received Administration fees from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond, and Tennessee Tax-Free Portfolios at the annual rate of .15% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each of the Money Market Portfolios, at the annual rate of .050% of average net assets and from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .065% of average net assets. Prior to January 1, 2002, First Tennessee Bank received Co-Administrator fees from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios at the annual rate of .05% of average net assets.

TheTrustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of Classes III and IV of the Trust. Each Plan provides for payments to ADI at the annual rates up to the amounts listed below. The Trustees have also adopted Shareholder Servicing Plans on behalf of Classes II, III and IV of the Portfolios indicated below, under which brokers/dealers, advisers or other financial institutions are paid at the annual rates up to the amounts shown in the table.

                                                 CLASS II                   CLASS III                  CLASS IV
                                                ----------                 -----------                ----------
                                                SHAREHOLDER                      SHAREHOLDER
                                               SERVICING FEE       12b-1 FEE     SERVICING FEE         12b-1 FEE
===========================================================================================================================
Growth & Income                                    0.25%            0.75%           0.25%                 1.00%

Capital Appreciation                               0.25%            0.75%           0.25%                 1.00%

Bond                                               0.25%            0.75%           0.25%                 -

Intermediate Bond                                  0.25%            0.75%           0.25%                 -

Tennessee Tax-Free                                 0.25%            0.75%           0.25%                 0.70%

U.S. Government Money Market                       -                0.45%           -                     -

Municipal Money Market                             -                0.45%           -                     -

Cash Reserve                                       -                0.45%           -                     -

5.  WAIVER OF EXPENSES

BOND AND INTERMEDIATE BOND PORTFOLIOS:

For the year ended June 30, 2002, First Tennessee voluntarily agreed to waive its management fee for the Bond and Intermediate Bond Portfolios to .30% of each portfolio's average net assets. Pursuant to the voluntary waiver agreement, for the year ended June 30, 2002, First Tennessee waived management fees of $638,665, and $473,345 for the Bond and Intermediate Bond Portfolios, respectively.

For the year ended June 30, 2002, the 12b-1 fee charged by Class III of the Bond and Intermediate Bond Portfolios was waived to .50% of average net assets. Pursuant to this waiver, 12b-1 fees were waived in the amount of $3,920 and $3,927 for the Bond and Intermediate Bond Portfolios, respectively.

TENNESSEE TAX-FREE PORTFOLIO:

For the year ended June 30, 2002, First Tennessee, as Investment Adviser, voluntarily agreed to waive its management fee to .30% of average net assets.

For the year ended June 30, 2002, the 12b-1 fee and the shareholder servicing fee charged by Class III of the Tennessee Tax-Free Portfolio were waived to ..50% and .00% of average net assets, respectively.

Pursuant to these voluntary waivers, for the year ended June 30, 2002, fees were waived for the Tennessee Tax-Free Portfolio as follows:

                  Management fees waived                      $  370,566
                  12b-1 fees waived                           $   16,887
                  Shareholder servicing fees waived           $    16,887

MONEY MARKET PORTFOLIOS:

For the year ended, June 30, 2002, First Tennessee, as co-adviser and co-administrator, contractually agreed to waive its co-advisory and co-administration fees, to the extent necessary for Class I of the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios to maintain a total expense ratio of no more than .25% of its average net assets, respectively.

For the year ended June 30, 2002, the 12b-1 fee charged by Class III of the
U. S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios were limited to .25% of average net assets.

Pursuant to these voluntary waivers, for the year ended June 30, 2002, fees were waived for the Money Market Portfolios as follows:

                                    MANAGEMENT FEE        CO-ADMINISTRATION FEE            12b-1 FEE
                                    --------------        ---------------------           ----------
U.S. Government Money Market           $  59,940               $   21,289                 $   8,502
Municipal Money Market                 $  40,736               $   10,919                 $  50,076
Cash Reserve                           $ 138,933               $   23,517                 $ 489,853

6.  OTHER

As of June 30, 2002, one shareholder (a related party) owned 14% of the Growth & Income Portfolio, 67% of the Capital Appreciation Portfolio, 43% of the Bond Portfolio, and 15% of the Intermediate Bond Portfolio. Additionally, as of June 30, 2002, one shareholder owned 20% of the Municipal Money Market Portfolio, and 60% of the Cash Reserve Portfolio.

The Trustees of the Trust receive an annual Trustees fee of $6,000, with the exception of the Chairman of the Board of Trustees who receives $8,000 annually. Each Trustee also receives an additional fee for each Trustees' meeting attended.

7.  TRUSTEES (UNAUDITED)

INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                     TERM OF OFFICE, LENGTH OF             PRINCIPAL OCCUPATION DURING THE PAST 5
                              POSITION(S) HELD       TIME SERVED AND NUMBER OF             YEARS** AND OTHER DIRECTORSHIPS HELD BY
NAME, ADDRESS & AGE           WITH TRUST             PORTFOLIOS OVERSEEN                   TRUSTEE
JOHN A. DECELL (65)           Trustee                John A. DeCell has been a Trustee     Mr. DeCell is the proprietor of
                                                     since 1992 and oversees 8             DeCell & Company (real estate and
5178 Wheelis Dr., Suite 2                            portfolios.                           business consulting), and President
Memphis, TN                                                                                of Capital Advisers, Inc. (real
                                                                                           estate consulting and asset
                                                                                           management).

L. R. JALENAK, JR.  (71)      Trustee                L.R. Jalenak, Jr. has been a          Mr. Jalenak was Chairman of the
                                                     Trustee since 1992 and oversees 8     Board (1990 -1993 (retired)), Cleo
530 Oak Court Drive,                                 portfolios.                           Inc. (manufacturer of gift-related
Suite 250                                                                                  products), a Gibson Greetings
Memphis, TN                                                                                Company. Mr. Jalenak is also a
                                                                                           Director of Perrigo Company (1988 -
                                                                                           present), Lufkin Industries (1990 -
                                                                                           present), Dyersburg Corporation
                                                                                           (1990 - present), was President and
                                                                                           CEO (until 1990) of Cleo Inc., and
                                                                                           was a Director of Gibson Greetings,
                                                                                           Inc. from 1983 to 1991.

LARRY W. PAPASAN (60)         Trustee                Larry W. Papasan has been a Trustee   Mr. Papasan is Chairman of Smith &
                                                     since 1992 and oversees 8             Nephew, Inc. (orthopedic division).
1450 Brooks Road                                     portfolios.                           Mr. Papasan is a former Director of
Memphis, TN                                                                                First American National Bank of
                                                                                           Memphis and The West Tennessee
                                                                                           Board of First American National
                                                                                           Bank (1988 - 1991) and was
                                                                                           President of Memphis Light Gas and
                                                                                           Water Division of the City of
                                                                                           Memphis (1984 - 1991). Mr. Papasan
                                                                                           is also a member of the Board of
                                                                                           the Plough Foundation, a non-profit
                                                                                           trust.

RICHARD C. RANTZOW (63)       Chairman & Trustee     Richard C. Rantzow has been           Mr. Rantzow was Vice
                                                     Chairman and Trustee since 1992 and   President/Director, Ron Miller
503 Silver Spur                                      oversees 8 portfolios.                Associates, Inc. (manufacturer).
P.O. Box 4281                                                                              Mr. Rantzow was Managing Partner
Horseshoe Bay, TX                                                                          (until 1990) of the Memphis office
                                                                                           of Ernst & Young.

INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

*GEORGE P. LEWIS (63)         Trustee                George P. Lewis has been a Trustee    Mr. Lewis is currently a director
                                                     since 1999 and oversees 8             of Methodist Home Care and
7133 Bell Manor Cove                                 portfolios.                           Methodist Extended Care Hospital, a
Germantown, TN                                                                             non-profit health care company.
                                                                                           From 1976 until October 1999, Mr.
                                                                                           Lewis was Executive Vice President
                                                                                           and Manager of Money Management
                                                                                           Group of First Tennessee Bank.
                                                                                           During that time he was also a
                                                                                           director of certain First Tennessee
                                                                                           affiliates including Hickory
                                                                                           Venture Capital Corporation, a
                                                                                           venture capital company, and First
                                                                                           Tennessee Brokerage, a
                                                                                           broker/dealer. He was also a
                                                                                           director for Martin & Company and
                                                                                           Highland Capital Management Corp.,
                                                                                           both investment advisers and
                                                                                           affiliates of First Tennessee.

*    Trustees deemed "interested persons" of the Trust for purposes of the 1940
     Act.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

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

[GRAPHIC] INVESTMENT ADVISER - All Portfolios except Capital Appreciation
          Portfolio & Money Market Portfolios

          FIRST TENNESSEE BANK NATIONAL ASSOCIATION
              Memphis, Tennessee

[GRAPHIC] CO-INVESTMENT ADVISERS - Capital Appreciation
              Portfolio

          FIRST TENNESSEE BANK NATIONAL ASSOCIATION
              Memphis, Tennessee

          DELAWARE MANAGEMENT COMPANY
              Philadelphia, Pennsylvania

[GRAPHIC] CO-INVESTMENT ADVISERS - Money Market Portfolios

          FIRST TENNESSEE BANK NATIONAL ASSOCIATION
              Memphis, Tennessee

          BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION
              Wilmington, Delaware

[GRAPHIC] SUB-ADVISER - Growth & Income and Bond Portfolios

          HIGHLAND CAPITAL MANAGEMENT CORPORATION
              Memphis, Tennessee

[GRAPHIC] SUB-ADVISER - Intermediate Bond and Tennessee Tax-Free Portfolios

          MARTIN & COMPANY, INC.
              Knoxville, Tennessee

[GRAPHIC] ADMINISTRATOR

          ALPS MUTUAL FUNDS SERVICES, INC.
              Denver, Colorado

[GRAPHIC] DISTRIBUTOR

          ALPS DISTRIBUTORS, INC.
              Denver, Colorado

[GRAPHIC] CO-ADMINISTRATOR

          FIRST TENNESSEE BANK NATIONAL ASSOCIATION
              Memphis, Tennessee

[GRAPHIC] TRANSFER AND SHAREHOLDER SERVICING AGENT

          BOSTON FINANCIAL DATA SERVICES
              Boston, Massachusetts

[GRAPHIC] CUSTODIAN

          STATE STREET BANK & Trust Company
              Boston, Massachusetts

[GRAPHIC] OFFICERS

          TRACI THELEN, Secretary
          JEREMY MAY, Treasurer

[GRAPHIC] TRUSTEES

          JOHN A. DECELL
          L.R. JALENAK, JR.
          GEORGE P. LEWIS
          LARRY W. PAPASAN
          RICHARD C. RANTZOW

This report has been prepared for First Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.


[FIRST TENNESSEE(SM) LOGO]                                            [GRAPHIC]

FIRST FUNDS - 370 Seventeenth Street, Suite 3100, Denver, Colorado 80202 -
- www.firstfunds.com - (800) 442-1941